1933 Act Registration No. __________
                                       1940 Act File No. 811-07955

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                            FORM N-1A

                  REGISTRATION STATEMENT UNDER

                   THE SECURITIES ACT OF 1933            [X]
                Post-Effective Amendment No. __          [ ]
                               and
                  REGISTRATION STATEMENT UNDER
              THE INVESTMENT COMPANY ACT OF 1940         [X]
                        Amendment No. __                 [ ]

                    STEIN ROE ADVISOR TRUST
                             Registrant

         One South Wacker Drive, Chicago, Illinois  60606
               Telephone Number:  1-800-338-2550

    Jilaine Hummel Bauer          Cameron S. Avery
    Executive Vice-President      Bell, Boyd & Lloyd
       & Secretary                Three First National Plaza
    Stein Roe Advisor Trust       Suite 3300
    One South Wacker Drive        70 W. Madison Street
    Chicago, Illinois  60606      Chicago, Illinois  60602
                     (Agents for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement.

Registrant hereby elects to register under the Securities Act of 1933 an indefinite number of its shares of beneficial interest, without par value, of the series of shares designated Stein Roe Advisor Growth & Income Fund, Stein Roe Advisor International Fund, Stein Roe Advisor Young Investor Fund, Stein Roe Advisor Special Venture Fund, Stein Roe Advisor Balanced Fund, Stein Roe Advisor Growth Stock Fund, and Stein Roe Advisor Special Fund.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective, or such date as the Commission, acting pursuant to said Section 8(a), may determine.

This Registration Statement has also been signed by SR&F Base Trust.

                     STEIN ROE ADVISOR TRUST
                      CROSS REFERENCE SHEET

ITEM
NO.    CAPTION
-----  -------
                         PART A (PROSPECTUS)
1      Front cover
2      Fee Table; Summary
3 (a)  Inapplicable
  (b)  Inapplicable
  (c)  Investment Return
  (d)  Inapplicable
4 Organization and Description of Shares; The Fund; Investment Policies; Investment Restrictions; Risks
       and Investment Considerations; Portfolio Investments and Strategies; Summary--Investment Risks
5 (a)  Management--Trustees and Investment Adviser
  (b)  Management--Trustees and Investment Adviser, Fees and
       Expenses
  (c)  Management--Portfolio Managers
  (d)  Inapplicable
  (e)  Management--Transfer Agent
  (f)  Management--Fees and Expenses
  (g)  Inapplicable
5A     Inapplicable
6 (a) Organization and Description of Shares; see statement of additional information: General Information and History
  (b)  Inapplicable
  (c)  Organization and Description of Shares
  (d)  Organization and Description of Shares
  (e)  For More Information
  (f)  Distributions and Income Taxes
  (g)  Distributions and Income Taxes
  (h)  Special Considerations Regarding Master Fund/Feeder Fund
       Structure
7      How to Purchase Shares
  (a)  Management--Distributor
  (b)  How to Purchase Shares; Net Asset Value
  (c)  Inapplicable
  (d)  How to Purchase Shares
  (e)  Inapplicable
  (f)  Management--Fees and Expenses
8 (a)  How to Redeem Shares
  (b)  How to Purchase Shares
  (c)  How to Redeem Shares
  (d)  How to Redeem Shares
9      Inapplicable

            PART B  (STATEMENT OF ADDITIONAL INFORMATION)
10     Cover page
11     Table of Contents
12     General Information and History
13 Investment Policies; Portfolio Investments and Strategies; Investment Restrictions
14     Management
15(a)  Inapplicable
  (b)  Principal Shareholders
  (c)  Principal Shareholders
16(a)  Investment Advisory Services; Management; see prospectus:
       Management
  (b)  Investment Advisory Services
  (c)  Inapplicable
  (d)  Investment Advisory Services
  (e)  Inapplicable
  (f)  Distributor
  (g)  Inapplicable
  (h)  Custodian; Independent Auditors
  (i)  Transfer Agent
17(a)  Portfolio Transactions
  (b)  Inapplicable
  (c)  Portfolio Transactions
  (d)  Portfolio Transactions
  (e)  Portfolio Transactions
18     General Information and History
19(a) Purchases and Redemptions; see prospectus: How to Purchase Shares, How to Redeem Shares
  (b)  Purchases and Redemptions; see prospectus: Net Asset Value
  (c)  Purchases and Redemptions
20 Additional Income Tax Considerations; Portfolio Investments and Strategies--Taxation of Options and Futures
21(a)  Distributor
  (b)  Inapplicable
  (c)  Inapplicable
22     Investment Performance
23     Balance Sheet

                              PART C
24     Financial Statements and Exhibits
25     Persons Controlled By or Under Common Control with
       Registrant
26     Number of Holders of Securities
27     Indemnification
28     Business and Other Connections of Investment Adviser
29     Principal Underwriters
30     Location of Accounts and Records
31     Management Services
32     Undertakings

                    SUBJECT TO COMPLETION
         PRELIMINARY PROSPECTUS DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                   _______________________

STEIN ROE ADVISOR BALANCED FUND
The investment objective of Advisor Balanced Fund is to provide long-term growth of capital and current income, consistent with reasonable investment risk. Advisor Balanced Fund invests all of its net investable assets in shares of SR&F Balanced Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Balanced Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Balanced Fund may be purchased only through Intermediaries, including retirement plans.

Advisor Balanced Fund has no sales or redemption charges.
Advisor Balanced Fund is a series of Stein Roe Advisor Trust and
Balanced Portfolio is a series of SR&F Base Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Balanced Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated _______, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-
________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The date of this prospectus is ___________, 1997.

                          TABLE OF CONTENTS

                                      Page
Summary............................. ...2
Fee Table ......................... ....3
The Fund............................... 4
Investment Policies................... .4
Performance Information................ 5
Risks and Investment Considerations .. .5
Investment Restrictions ............. ..6
Portfolio Investments and Strategies.. .7
Net Asset Value ..................... .10
How to Purchase Shares.............. ..10
How to Redeem Shares .............. ...11
Distributions and Income Taxes.... ....12
Management ...................... .....13
Organization and Description of Shares.15
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure... 15
For More Information ..................18

                          SUMMARY

Stein Roe Advisor Balanced Fund ("Advisor Balanced Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Balanced Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Balanced Fund is to provide long-term growth of capital and current income, consistent with reasonable investment risk. Advisor Balanced Fund invests all of its net investable assets in SR&F Balanced Portfolio ("Balanced Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Balanced Fund. The assets of Balanced Portfolio are allocated among equities, debt securities, and cash. The portfolio manager determines those allocations based on the views of the Adviser's investment strategists regarding economic, market, and other factors relative to investment opportunities.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that Advisor Balanced Fund and Balanced Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Balanced Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Balanced Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. There is, of course, no assurance that Advisor Balanced Fund will achieve its investment objective. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. Shares of Advisor Balanced Fund may be purchased only through Intermediaries. For information on purchasing and redeeming Advisor Balanced Fund shares, please see How to Purchase Shares, How to Redeem Shares, and Management-- Distributor.

MANAGEMENT AND FEES. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to Balanced Portfolio. In addition, it provides administrative services to Advisor Balanced Fund and Balanced Portfolio. For a description of the Adviser and these service arrangements, see Management.

                          FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees....................................None
Exchange Fees......................................None

ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets; after reimbursement)
Management and Administrative Fees (after
  reimbursement)...................................0.55%
12b-1 Fees.........................................0.25%
Other Expenses ....................................0.55%
                                                   -----
Total Operating Expenses (after
  reimbursement)...................................1.35%
                                                   =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                    1 year   3 years
                    -------  -------
                      $14      $43

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Balanced Fund. The Fee Table reflects the combined expenses of both Advisor Balanced Fund and Balanced Portfolio. Anticipated Total Operating Expenses for Advisor Balanced Fund are annualized projections based upon current administrative fees and management fees.
Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Balanced Fund for a portion of its operating expenses and its pro rata share of Balanced Portfolio's operating expenses. The Adviser has undertaken to reimburse Advisor Balanced Fund for its operating expenses and its pro rata share of Balanced Portfolio's operating expenses to the extent such expenses exceed 1.35% of Advisor Balanced Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to Advisor Balanced Fund. Absent such reimbursement, Advisor Balanced Fund's share of Balanced Portfolio's Management Fee and the Fund's Administrative Fee and Total Operating Expenses would be 0.70% and 1.50%, respectively. Any such reimbursement will lower Advisor Balanced Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Advisor Balanced Fund pays the Adviser an administrative fee based on its average daily net assets and Balanced Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Balanced Fund, including its proportionate share of the expenses of Balanced Portfolio, would be more or less than if Advisor Balanced Fund invested directly in the securities held by Balanced Portfolio, and concluded that Advisor Balanced Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing Advisor Balanced Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Balanced Fund pays a 12b-1 fee, long-term investors in Advisor Balanced Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities
Dealers, Inc. ("NASD").  For further information on Advisor
Balanced Fund's 12b-1 fee, see Management--Distributor.

                          THE FUND

STEIN ROE ADVISOR BALANCED FUND ("Advisor Balanced Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Balanced Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, a feeder fund, together with one or more feeder funds or institutional investors pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies and restrictions as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Balanced Fund invests all of its net investable assets in shares of SR&F Balanced Portfolio ("Balanced Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Balanced Portfolio and administrative services to Advisor Balanced Fund and Balanced
Portfolio.

                    INVESTMENT POLICIES

The investment objective of Advisor Balanced Fund is to provide long-term growth of capital and current income, consistent with reasonable investment risk. Advisor Balanced Fund invests all of its net investable assets in Balanced Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Balanced Fund. The assets of Balanced Portfolio are allocated among equities, debt securities and cash. The portfolio manager determines those allocations based on views of the Adviser's investment strategists regarding economic, market and other factors relative to investment opportunities.

The equity portion of the portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Debt securities will make up at least 25% of Balanced Portfolio's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Further information on investment techniques that may be employed by Balanced Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                    PERFORMANCE INFORMATION

The total return from an investment in Advisor Balanced Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Balanced Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Balanced Fund had no past performance. However, Stein Roe Balanced Fund, a series of Stein Roe Investment Trust which has a similar name, the same investment objective and substantially the same investment policies as Advisor Balanced Fund, also invests all of its net investable assets in Balanced Portfolio. The average annual total return for a 1-year, 3-year, 5-year and 10-year investment in Stein Roe Balanced Fund were 14.83%, ___%, 10.93% and 10.58%, respectively. Stein Roe Balanced Fund has a different fee structure than Advisor Balanced Fund and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower.

              RISKS AND INVESTMENT CONSIDERATIONS

Advisor Balanced Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Balanced Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Balanced Fund or Balanced Portfolio will achieve its objective.

Balanced Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Balanced Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Balanced Portfolio may be found under Portfolio Investments and Strategies.

                   INVESTMENT RESTRICTIONS

Neither Advisor Balanced Fund nor Balanced Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements for such securities. This restriction also does not prevent Advisor Balanced Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Balanced Fund nor Balanced Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Balanced Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Balanced Fund nor Balanced Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities; (3) lend its portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Balanced Fund and Balanced Portfolio may not borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Balanced Fund and Balanced Portfolio may invest in repurchase agreements, /1/ provided that neither will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
-----------
/1/ A repurchase agreement involves a sale of securities to Balanced Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Balanced Portfolio could experience both losses and delays in liquidating its collateral.
------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Balanced Fund and Balanced Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.
The common investment objective of Advisor Balanced Fund and Balanced Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

              PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). If the rating of a security held by Balanced Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether Balanced Portfolio should continue to hold the security. When the Adviser deems a temporary defensive position advisable, Balanced Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Balanced Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Balanced Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Balanced Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline.
Balanced Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Balanced Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Balanced Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Balanced Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Balanced Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Balanced Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Balanced Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Balanced Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed.
Balanced Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Balanced Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Balanced Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Balanced Portfolio does not expect to commit more than 20% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Balanced Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Balanced Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Balanced Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Balanced Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Balanced Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Balanced Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Balanced Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                       NET ASSET VALUE

The purchase and redemption price of Advisor Balanced Fund's shares is its net asset value per share. Advisor Balanced Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Balanced Portfolio allocates net asset value, income, and expenses to Advisor Balanced Fund and any other of its feeder funds in proportion to their respective interests in Balanced Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Balanced Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                 HOW TO PURCHASE SHARES

You may purchase Advisor Balanced Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plans ("Intermediaries"). The Adviser and Advisor
Balanced Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE.  Each purchase of Advisor
Balanced Fund's shares is made at Advisor Balanced Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Balanced Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Balanced Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Balanced Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Balanced Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement account, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                   HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Balanced Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Balanced Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policy and procedures. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Balanced Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Balanced Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Balanced Fund or its authorized agent.

              DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid each calendar quarter. Advisor Balanced Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Balanced Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Balanced Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Balanced Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Balanced Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Balanced Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Balanced Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                          MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Balanced Fund and Balanced Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Balanced Fund and Balanced Portfolio and other feeder funds investing in Balanced Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Balanced Portfolio and the business affairs of Advisor Balanced Fund, Balanced Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. Harvey B. Hirschhorn has been portfolio manager of Balanced Portfolio since its inception in 1997 and had managed its predecessor since April 1996. Mr. Hirschhorn is Executive Vice President and Chief Economist & Investment Strategist of the Adviser, which he joined in 1973. He received an A.B. degree from Rutgers College in 1971 and an M.B.A. from the University of Chicago in 1973, and is a chartered financial analyst. As of December 31, 1996, Mr. Hirschhorn was responsible for managing $___ million in mutual fund net assets. William Garrison and Sandra L. Knight are associate portfolio managers of Balanced Portfolio. Mr. Garrison joined the Adviser in 1989. He received his A.B. from Princeton University in 1988. Ms. Knight earned a B.S. degree from Lawrence Technological University
(1984) and an M.B.A. from Loyola University of Chicago (1991). She has been employed by the Adviser as an economic analyst since 1991.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Balanced Fund, computed and accrued daily, at an annual rate of 0.15% of the first $500 million of average net assets, 0.125% of the next $500 million, and 0.10% thereafter; and a monthly management fee from Balanced Portfolio, computed and accrued daily, at an annual rate of 0.55% of the first $500 million of average net assets, 0.50% of the next $500 million, and 0.45% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Balanced Fund for a portion of its operating expenses and its pro rata share of Balanced Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Balanced Fund other than those paid by the Adviser (including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization) are paid out of the assets of Advisor Balanced Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Balanced Fund and Balanced Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor
Balanced Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Balanced Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Advisor Balanced Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan").
The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Balanced Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Balanced Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Advisor Balanced Fund shares and provide services to Advisor Balanced Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Balanced Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Balanced Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Some Intermediaries that maintain nominee accounts with Advisor Balanced Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distributions services they provide with respect to the underlying Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Balanced Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

             ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

             SPECIAL CONSIDERATIONS REGARDING THE
              MASTER FUND/FEEDER FUND STRUCTURE

Advisor Balanced Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Balanced Fund. The initial shareholder of Advisor Balanced Fund approved this policy of permitting Advisor Balanced Fund to act as a feeder fund by investing in Balanced Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Balanced Fund and Balanced Portfolio. The management and expenses of both Advisor Balanced Fund and Balanced Portfolio are described under the Fee Table and Management. Advisor Balanced Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Balanced Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Balanced Fund and other investors in Balanced Portfolio will each be liable for all obligations of Balanced Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Balanced Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Balanced Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Balanced Fund nor its shareholders will be adversely affected by reason of Advisor Balanced Fund's investing in Balanced Portfolio.

The Declaration of Trust of Base Trust provides that Balanced Portfolio will terminate 120 days after the withdrawal of Advisor Balanced Fund or any other investor in Balanced Portfolio, unless the remaining investors vote to agree to continue the business of Balanced Portfolio. The trustees of Advisor Trust may vote Advisor Balanced Fund's interests in Balanced Portfolio for such continuation without approval of Advisor Balanced Fund's shareholders.

The common investment objective of Advisor Balanced Fund and Balanced Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Balanced Fund and the corresponding fundamental policies of Balanced Portfolio can be changed only with shareholder approval.

If Advisor Balanced Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Balanced Portfolio or any other matter pertaining to Balanced Portfolio (other than continuation of the business of Balanced Portfolio after withdrawal of another investor), Advisor Balanced Fund will solicit proxies from its shareholders and vote its interest in Balanced Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Balanced Fund shareholders. Advisor Balanced Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Balanced Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Balanced Portfolio investors. If other investors hold a majority interest in Balanced Portfolio, they could have voting control over Balanced Portfolio.

In the event that Balanced Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Balanced Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Balanced Fund's fundamental policies, withdrawal of Advisor Balanced Fund's assets from Balanced Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Balanced Fund's shareholders. Advisor Balanced Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Balanced Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Balanced Fund. Should such a distribution occur, Advisor Balanced Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Balanced Fund and could affect the liquidity of Advisor Balanced Fund.

Each investor in Balanced Portfolio, including Advisor Balanced Fund, may add to or reduce its investment in Balanced Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Balanced Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Balanced Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Balanced Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Balanced Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Balanced Portfolio by all investors in Balanced Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Balanced Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Balanced Portfolio, but members of the general public may not invest directly in Balanced Portfolio. Other investors in Balanced Portfolio are not required to sell their shares at the same public offering price as Advisor Balanced Fund, might incur different administrative fees and expenses than Advisor Balanced Fund, and their shares might be sold with a sales commission. Therefore, Advisor Balanced Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Balanced Portfolio. Investment by such other investors in Balanced Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Balanced Portfolio could result in untimely liquidations of Balanced Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Balanced Portfolio as a percentage of its net assets. As a result, Balanced Portfolio's security holdings may become less diverse, resulting in increased risk.

Balanced Portfolio commenced operations in February 1997 when Stein Roe Balanced Fund, a mutual fund that that, together with its corporate predecessor, had invested directly in securities since 1949, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Balanced Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Balanced Portfolio. Information regarding any investment company that may invest in Balanced Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                      FOR MORE INFORMATION

Contact Advisor Balanced Fund at 800-_____ or your Intermediary for more information about Advisor Balanced Fund.
                  ______________________

                      SUBJECT TO COMPLETION
          PRELIMINARY PROSPECTUS DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                    ______________________

STEIN ROE ADVISOR GROWTH & INCOME FUND
The investment objective of Advisor Growth & Income Fund is to provide both growth of capital and current income. Advisor Growth & Income Fund invests all of its net investable assets in shares of SR&F Growth & Income Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Growth & Income Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Growth & Income Fund may be purchased only through Intermediaries, including retirement plans.

Advisor Growth & Income Fund has no sales or redemption charges.
Advisor Growth & Income Fund is a series of Stein Roe Advisor
Trust and Growth & Income Portfolio is a series of SR&F Base
Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Growth & Income Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated _______, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-
________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The date of this prospectus is ___________, 1997.

                       TABLE OF CONTENTS

                                        Page
Summary................................. 2
Fee Table .............................. 3
The Fund................................ 4
Investment Policies..................... 5
Performance Information................. 5
Risks and Investment Considerations .... 6
Investment Restrictions ...............  7
Portfolio Investments and Strategies. .. 8
Net Asset Value ....................... 10
How to Purchase Shares................. 11
How to Redeem Shares .................. 12
Distributions and Income Taxes......... 12
Management ............................ 13
Organization and Description of Shares. 15
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure.... 16
For More Information .................. 18

                       SUMMARY

Stein Roe Advisor Growth & Income Fund ("Advisor Growth & Income Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Growth & Income Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Growth & Income Fund is to provide both growth of capital and current income. Advisor Growth & Income Fund invests all of its net investable assets in SR&F Growth & Income Portfolio ("Growth & Income Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Growth & Income Fund. The Fund is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. In seeking to meet this objective, Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that Advisor Growth & Income Fund and Growth & Income Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Growth & Income Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. There is, of course, no assurance that Advisor Growth & Income Fund will achieve its investment objective. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS.  Shares of Advisor Growth & Income
Fund may be purchased only through Intermediaries. For information on purchasing and redeeming Advisor Growth & Income
Fund shares, please see How to Purchase Shares, How to Redeem
Shares, and Management--Distributor.

MANAGEMENT AND FEES. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to Growth & Income Portfolio. In addition, it provides administrative services to Advisor Growth & Income Fund and Growth & Income Portfolio. For a description of the Adviser and these service arrangements, see Management.

                            FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees....................................None
Exchange Fees......................................None

ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets; after reimbursement)
Management and Administrative Fees (after
  reimbursement)...................................0.60%
12b-1 Fees.........................................0.25%
Other Expenses ....................................0.55%
                                                   -----
Total Operating Expenses (after
  reimbursement)...................................1.40%
                                                   =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; and (2) redemption at the end of each time period:
                      1 year     3 years
                      ------     --------
                       $14         $44

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Growth & Income Fund. The Fee Table reflects the combined expenses of both Advisor Growth & Income Fund and Growth & Income Portfolio. Anticipated Total Operating Expenses for Advisor Growth & Income Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Growth & Income Fund for a portion of its operating expenses and its pro rata share of Growth & Income Portfolio's operating expenses. The Adviser has undertaken to reimburse Advisor Growth & Income Fund for its operating expenses and its pro rata share of Growth & Income Portfolio's operating expenses to the extent such expenses exceed 1.40% of Advisor Growth & Income Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to Advisor Growth & Income Fund. Absent such reimbursement, Advisor Growth & Income Fund's share of Growth & Income Portfolio's Management Fee and the Fund's Administrative Fee and Total Operating Expenses would be 0.75% and 1.55%, respectively. Any such reimbursement will lower Advisor Growth & Income Fund's overall expense ratio and increase its overall return to investors. (Also see Management-- Fees and Expenses.)

Advisor Growth & Income Fund pays the Adviser an administrative fee based on its average daily net assets and Growth & Income Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Growth & Income Fund, including its proportionate share of the expenses of Growth & Income Portfolio, would be more or less than if Advisor Growth & Income Fund invested directly in the securities held by Growth & Income Portfolio, and concluded that Advisor Growth & Income Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing Advisor Growth & Income Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Growth & Income Fund pays a 12b-1 fee, long-term investors in Advisor Growth & Income Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information on Advisor Growth & Income Fund's 12b-1 fee, see Management-- Distributor.

                         THE FUND

STEIN ROE ADVISOR GROWTH & INCOME FUND ("Advisor Growth & Income Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Growth & Income Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, a feeder fund, together with one or more feeder funds or institutional investors pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies and restrictions as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Growth & Income Fund invests all of its net investable assets in shares of SR&F Growth & Income Portfolio ("Growth & Income Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Growth & Income Portfolio and administrative services to Advisor Growth & Income Fund and
Growth & Income Portfolio.

                    INVESTMENT POLICIES

The investment objective of Advisor Growth & Income Fund is to provide both growth of capital and current income. Advisor Growth & Income Fund invests all of its net investable assets in Growth & Income Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Growth & Income Fund. Advisor Growth & Income Fund is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. In seeking to meet this objective, Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally Growth & Income Portfolio emphasizes investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

Further information on investment techniques that may be employed by Growth & Income Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                  PERFORMANCE INFORMATION

The total return from an investment in Advisor Growth & Income Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Growth & Income Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Growth & Income Fund had no past performance. However, Stein Roe Growth & Income Fund, a series of Stein Roe Investment Trust which has a similar name, the same investment objective and substantially the same investment policies as Advisor Growth & Income Fund, also invests all of its net investable assets in Growth & Income Portfolio. The average annual total return for a 1-year, 5-year and since-inception (March 23, 1987) investment in Stein Roe Growth & Income Fund were 22.67%, 15.76% and 11.80%, respectively. Stein Roe Growth & Income Fund has a different fee structure than Advisor Growth & Income Fund and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower.

              RISKS AND INVESTMENT CONSIDERATIONS

Advisor Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Growth & Income Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Growth & Income Fund or Growth & Income Portfolio will achieve its objective.

Growth & Income Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth & Income Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Growth & Income Portfolio may be found under Portfolio
Investments and Strategies.

                    INVESTMENT RESTRICTIONS

Neither Advisor Growth & Income Fund nor Growth & Income Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements for such securities. This restriction also does not prevent Advisor Growth & Income Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Growth & Income Fund nor Growth & Income
Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Growth & Income Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Growth & Income Fund nor Growth & Income Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities;
(3) lend its portfolio securities under certain conditions; and
(4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Growth & Income Fund and Growth & Income Portfolio may not borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Growth & Income Fund and Growth & Income Portfolio may invest in repurchase agreements, /1/ provided that neither will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
--------------
/1/ A repurchase agreement involves a sale of securities to Growth & Income Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth & Income Portfolio could experience both losses and delays in liquidating its collateral.
---------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Growth & Income Fund and Growth & Income Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Growth & Income Fund and Growth & Income Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

              PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). If the rating of a security held by Growth & Income Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether Growth & Income Portfolio should continue to hold the security. When the Adviser deems a temporary defensive position advisable, Growth & Income Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Growth & Income Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth & Income Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Growth & Income Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Growth & Income Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Growth & Income Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Growth & Income Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Growth & Income Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Growth & Income Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Growth & Income Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Growth & Income Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth & Income Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth & Income Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Growth & Income Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Growth & Income Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Growth & Income Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Growth & Income Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth & Income Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Growth & Income Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth & Income Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth & Income Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth & Income Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Growth & Income Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                      NET ASSET VALUE

The purchase and redemption price of Advisor Growth & Income Fund's shares is its net asset value per share. Advisor Growth & Income Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Growth & Income Portfolio allocates net asset value, income, and expenses to Advisor Growth & Income Fund and any other of its feeder funds in proportion to their respective interests in Growth & Income Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Growth & Income Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                    HOW TO PURCHASE SHARES

You may purchase Advisor Growth & Income Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plans ("Intermediaries"). The Adviser and Advisor
Growth & Income Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Advisor Growth & Income Fund's shares is made at Advisor Growth & Income Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Growth & Income Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Growth & Income Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Growth & Income Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Growth & Income Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement account, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                    HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Growth & Income Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Growth & Income Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policy and procedures. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Growth & Income Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Growth & Income Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Growth & Income Fund or its authorized agent.

               DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid each calendar quarter. Advisor Growth & Income Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Growth & Income Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Growth & Income Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Growth & Income Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Growth & Income Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Growth & Income Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Growth & Income Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                         MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Growth & Income Fund and Growth & Income Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Growth & Income Fund and Growth & Income Portfolio and other feeder funds investing in Growth & Income Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Growth & Income Portfolio and the business affairs of Advisor Growth & Income Fund, Growth & Income Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. Daniel K. Cantor has been portfolio manager of Growth & Income Portfolio since its inception in 1997 and had managed its predecessor since 1995. Mr. Cantor is a senior vice president of the Adviser, which he joined in 1985. A chartered financial analyst, he received a B.A. degree from the University of Rochester in 1981 and an M.B.A. from the Wharton School of the University of Pennsylvania in 1985. As of December 31, 1996, Mr. Cantor was responsible for managing $___ million in mutual fund net assets. Jeffrey C. Kinzel is associate portfolio manager. Mr. Kinzel received a B.A. from Northwestern University (1979), a J.D. from the University of Michigan Law School (1983), and an M.B.A. from the Wharton School of the University of Pennsylvania
(1991). Mr. Kinzel is a vice president and intermediate research analyst with the Adviser. Before joining the Adviser in 1991 as an equity research analyst, Mr. Kinzel was employed by the law firm of Butler and Binion; the law firm of Miller, Canfield, Paddock and Stone; and 1838 Investment Advisers.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Growth & Income Fund, computed and accrued daily, at an annual rate of 0.15% of the first $500 million of average net assets, 0.125% of the next $500 million, and 0.10% thereafter; and a monthly management fee from Growth & Income Portfolio, computed and accrued daily, at an annual rate of 0.60% of the first $500 million of average net assets, 0.55% of the next $500 million, and 0.50% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Growth & Income Fund for a portion of its operating expenses and its pro rata share of Growth & Income Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Growth & Income Fund other than those paid by the Adviser (including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization) are paid out of the assets of Advisor Growth & Income Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Growth & Income Fund and Growth & Income Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Growth
& Income Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Growth & Income Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Advisor Growth & Income Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan").
The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Growth & Income Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Growth & Income Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Advisor Growth & Income Fund shares and provide services to Advisor Growth & Income Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Growth & Income Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Growth & Income Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Some Intermediaries that maintain nominee accounts with Advisor
Growth & Income Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distributions services they provide with respect to the underlying Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Growth & Income Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

               ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

              SPECIAL CONSIDERATIONS REGARDING THE
                MASTER FUND/FEEDER FUND STRUCTURE

Advisor Growth & Income Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Growth & Income Fund. The initial shareholder of Advisor Growth & Income Fund approved this policy of permitting Advisor Growth & Income Fund to act as a feeder fund by investing in Growth & Income Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Growth & Income Fund and Growth & Income Portfolio. The management and expenses of both Advisor Growth & Income Fund and Growth & Income Portfolio are described under the Fee Table and Management. Advisor Growth & Income Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Growth & Income Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Growth & Income Fund and other investors in Growth & Income Portfolio will each be liable for all obligations of Growth & Income Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Growth & Income Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Growth & Income Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Growth & Income Fund nor its shareholders will be adversely affected by reason of Advisor Growth & Income Fund's investing in Growth & Income Portfolio.

The Declaration of Trust of Base Trust provides that Growth & Income Portfolio will terminate 120 days after the withdrawal of Advisor Growth & Income Fund or any other investor in Growth & Income Portfolio, unless the remaining investors vote to agree to continue the business of Growth & Income Portfolio. The trustees of Advisor Trust may vote Advisor Growth & Income Fund's interests in Growth & Income Portfolio for such continuation without approval of Advisor Growth & Income Fund's shareholders.

The common investment objective of Advisor Growth & Income Fund and Growth & Income Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Growth & Income Fund and the corresponding fundamental policies of Growth & Income Portfolio can be changed only with shareholder approval.

If Advisor Growth & Income Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Growth & Income Portfolio or any other matter pertaining to Growth & Income Portfolio (other than continuation of the business of Growth & Income Portfolio after withdrawal of another investor), Advisor Growth & Income Fund will solicit proxies from its shareholders and vote its interest in Growth & Income Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Growth & Income Fund shareholders. Advisor Growth & Income Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Growth & Income Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Growth & Income Portfolio investors. If other investors hold a majority interest in Growth & Income Portfolio, they could have voting control over Growth & Income Portfolio.

In the event that Growth & Income Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Growth & Income Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Growth & Income Fund's fundamental policies, withdrawal of Advisor Growth & Income Fund's assets from Growth & Income Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Growth & Income Fund's shareholders. Advisor Growth & Income Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Growth & Income Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Growth & Income Fund. Should such a distribution occur, Advisor Growth & Income Fund would incur brokerage fees or other transaction costs in converting such securities to cash.
In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Growth & Income Fund and could affect the liquidity of Advisor Growth & Income Fund.

Each investor in Growth & Income Portfolio, including Advisor Growth & Income Fund, may add to or reduce its investment in Growth & Income Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth & Income Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth & Income Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth & Income Portfolio effected on such day; and
(ii) the denominator of which is the aggregate beginning of the day net asset value of Growth & Income Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth & Income Portfolio by all investors in Growth & Income Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth & Income Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth & Income Portfolio, but members of the general public may not invest directly in Growth & Income Portfolio. Other investors in Growth & Income Portfolio are not required to sell their shares at the same public offering price as Advisor Growth & Income Fund, might incur different administrative fees and expenses than Advisor Growth & Income Fund, and their shares might be sold with a sales commission. Therefore, Advisor Growth & Income Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth & Income Portfolio. Investment by such other investors in Growth & Income Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Growth & Income Portfolio could result in untimely liquidations of Growth & Income Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth & Income Portfolio as a percentage of its net assets. As a result, Growth & Income Portfolio's security holdings may become less diverse, resulting in increased risk.

Growth & Income Portfolio commenced operations in February 1997 when Stein Roe Growth & Income Fund, a mutual fund that that had invested directly in securities since 1987, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Growth & Income Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Growth & Income Portfolio. Information regarding any investment company that may invest in Growth & Income Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                   FOR MORE INFORMATION

Contact Advisor Growth & Income Fund at 800-_____ or your
Intermediary for more information about Advisor Growth & Income
Fund.
                   ______________________

                    SUBJECT TO COMPLETION
         PRELIMINARY PROSPECTUS DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                        _______________

STEIN ROE ADVISOR GROWTH STOCK FUND
The investment objective of Advisor Growth Stock Fund is to provide long-term capital appreciation by investing in common stocks and other equity-type securities. Advisor Growth Stock Fund invests all of its net investable assets in shares of SR&F Growth Stock Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Growth Stock Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Growth Stock Fund may be purchased only through Intermediaries, including retirement plans.

Advisor Growth Stock Fund has no sales or redemption charges. Advisor Growth Stock Fund is a series of Stein Roe Advisor Trust and Growth Stock Portfolio is a series of SR&F Base Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Growth Stock Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated _______, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-
________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The date of this prospectus is ___________, 1997.

                     TABLE OF CONTENTS

                                       Page
Summary..................................2
Fee Table ...............................3
The Fund.................................4
Investment Policies......................5
Performance Information..................5
Risks and Investment Considerations .....6
Investment Restrictions .................6
Portfolio Investments and Strategies.....7
Net Asset Value ........................10
How to Purchase Shares..................11
How to Redeem Shares ...................11
Distributions and Income Taxes..........12
Management .............................13
Organization and Description of Shares..15
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure.....16
For More Information ...................18

                        SUMMARY

Stein Roe Advisor Growth Stock Fund ("Advisor Growth Stock Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Growth Stock Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Growth Stock Fund is to provide long-term capital appreciation by investing in common stocks and other equity-type securities. Advisor Growth Stock Fund invests all of its net investable assets in SR&F Growth Stock Portfolio ("Growth Stock Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Growth Stock Fund. Growth Stock Portfolio normally invests at least 65% of its total assets in common stocks and other equity-type securities that the Adviser believes to have long-term appreciation possibilities.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that Advisor Growth Stock Fund and Growth Stock Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Growth Stock Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than an aggressive capital appreciation fund. Growth Stock Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. There is, of course, no assurance that Advisor Growth Stock Fund will achieve its investment objective. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. Shares of Advisor Growth Stock Fund may be purchased only through Intermediaries. For information on purchasing and redeeming Advisor Growth Stock Fund shares, please see How to Purchase Shares, How to Redeem Shares, and Management- -Distributor.

MANAGEMENT AND FEES. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to Growth Stock Portfolio. In addition, it provides administrative services to Advisor Growth Stock Fund and Growth Stock Portfolio. For a description of the Adviser and these service arrangements, see Management.

                          FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees....................................None
Exchange Fees......................................None

ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets; after reimbursement)
Management and Administrative Fees (after
  reimbursement)...................................0.60%
12b-1 Fees.........................................0.25%
Other Expenses (after reimbursement)...............0.50%
                                                   -----
Total Operating Expenses (after
  reimbursement)...................................1.35%
                                                   =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                       1 year  3 years
                       ------  --------
                         $14     $43

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Growth Stock Fund. The Fee Table reflects the combined expenses of both Advisor Growth Stock Fund and Growth Stock Portfolio. Anticipated Total Operating Expenses for Advisor Growth Stock Fund are annualized projections based upon current administrative fees and management fees.
Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Growth Stock Fund for a portion of its operating expenses and its pro rata share of Growth Stock Portfolio's operating expenses. The Adviser has undertaken to reimburse Advisor Growth Stock Fund for its operating expenses and its pro rata share of Growth Stock Portfolio's operating expenses to the extent such expenses exceed 1.35% of Advisor Growth Stock Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to Advisor Growth Stock Fund. Absent such reimbursement, Advisor Growth Stock Fund's share of Growth Stock Portfolio's Management Fee and the Fund's Administrative Fee, Other Expenses and Total Operating Expenses would be 0.75%, 0.55% and 1.55%, respectively. Any such reimbursement will lower Advisor Growth Stock Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Advisor Growth Stock Fund pays the Adviser an administrative fee based on its average daily net assets and Growth Stock Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Growth Stock Fund, including its proportionate share of the expenses of Growth Stock Portfolio, would be more or less than if Advisor Growth Stock Fund invested directly in the securities held by Growth Stock Portfolio, and concluded that Advisor Growth Stock Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing Advisor Growth Stock Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Growth Stock Fund pays a 12b-1 fee, long-term investors in Advisor Growth Stock Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information on Advisor Growth Stock Fund's 12b-1 fee, see Management-- Distributor.

                            THE FUND

STEIN ROE ADVISOR GROWTH STOCK FUND ("Advisor Growth Stock Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Growth Stock Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, a feeder fund, together with one or more feeder funds or institutional investors pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies and restrictions as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Growth Stock Fund invests all of its net investable assets in shares of SR&F Growth Stock Portfolio ("Growth Stock Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Growth Stock Portfolio and administrative services to Advisor Growth Stock Fund and Growth
Stock Portfolio.

                     INVESTMENT POLICIES

The investment objective of Advisor Growth Stock Fund is to provide long-term capital appreciation by investing in common stocks and other equity-type securities. Advisor Growth Stock Fund invests all of its net investable assets in Growth Stock Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Growth Stock Fund. Growth Stock Portfolio attempts to achieve its objective by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.

Further information on investment techniques that may be employed by Growth Stock Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                 PERFORMANCE INFORMATION

The total return from an investment in Advisor Growth Stock Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Growth Stock Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Growth Stock Fund had no past performance. However, Stein Roe Growth Stock Fund, a series of Stein Roe Investment Trust which has a similar name, the same investment objective and substantially the same investment policies as Advisor Growth Stock Fund, also invests all of its net investable assets in Growth Stock Portfolio. The average annual total return for a 1-year, 5-year and 10-year investment in Stein Roe Growth Stock Fund were 21.04%, 13.75% and 14.12%, respectively. Stein Roe Growth Stock Fund has a different fee structure than Advisor Growth Stock Fund and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower.

             RISKS AND INVESTMENT CONSIDERATIONS

Advisor Growth Stock Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than an aggressive capital appreciation fund. Growth Stock Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Growth Stock Fund or Growth Stock Portfolio will achieve its objective.

Growth Stock Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth Stock Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Growth Stock Portfolio may be found under Portfolio
Investments and Strategies.

                   INVESTMENT RESTRICTIONS

Neither Advisor Growth Stock Fund nor Growth Stock Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements for such securities. This restriction also does not prevent Advisor Growth Stock Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Growth Stock Fund nor Growth Stock Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Growth Stock Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Growth Stock Fund nor Growth Stock Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities; (3) lend its portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Growth Stock Fund and Growth Stock Portfolio may not borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Growth Stock Fund and Growth Stock Portfolio may invest in repurchase agreements, /1/ provided that neither will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
-----------------
/1/ A repurchase agreement involves a sale of securities to Growth Stock Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Stock Portfolio could experience both losses and delays in liquidating its collateral.
-----------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Growth Stock Fund and Growth Stock Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Growth Stock Fund and Growth Stock Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

              PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
In pursuing its investment objective, Growth Stock Portfolio may invest up to 35% of its total assets in debt securities of corporate and governmental issuers. Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). If the rating of a security held by Growth Stock Portfolio is lost or reduced below investment grade, it is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether Growth Stock Portfolio should continue to hold the security. When the Adviser deems a temporary defensive position advisable, Growth Stock Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Growth Stock Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth Stock Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Growth Stock Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Growth Stock Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Growth Stock Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Growth Stock Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Growth Stock Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Growth Stock Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Growth Stock Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Growth Stock Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Stock Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Stock Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Growth Stock Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Growth Stock Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Growth Stock Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Growth Stock Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Stock Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Growth Stock Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth Stock Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Stock Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Stock Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Growth Stock Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

NET ASSET VALUE

The purchase and redemption price of Advisor Growth Stock Fund's shares is its net asset value per share. Advisor Growth Stock Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Growth Stock Portfolio allocates net asset value, income, and expenses to Advisor Growth Stock Fund and any other of its feeder funds in proportion to their respective interests in Growth Stock Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Growth Stock Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                   HOW TO PURCHASE SHARES

You may purchase Advisor Growth Stock Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plans ("Intermediaries"). The Adviser and Advisor
Growth Stock Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Advisor Growth Stock Fund's shares is made at Advisor Growth Stock Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Growth Stock Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Growth Stock Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Growth Stock Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Growth Stock Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement account, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                    HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Growth Stock Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Growth Stock Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policy and procedures. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Growth Stock Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Growth Stock Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Growth Stock Fund or its authorized agent.

               DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid annually. Advisor Growth Stock Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Growth Stock Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Growth Stock Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Growth Stock Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Growth Stock Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Growth Stock Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Growth Stock Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                          MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Growth Stock Fund and Growth Stock Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Growth Stock Fund and Growth Stock Portfolio and other feeder funds investing in Growth Stock Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Growth Stock Portfolio and the business affairs of Advisor Growth Stock Fund, Growth Stock Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. Erik P. Gustafson has been portfolio manager of Growth Stock Portfolio since its inception in 1997 and had managed its predecessor since 1994. Mr. Gustafson is a senior vice president of the Adviser, having joined it in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees (1989) from Florida State University. As of December 31, 1996, Mr. Gustafson was responsible for managing $___ million in mutual fund net assets. David P. Brady is associate portfolio manager. Mr. Brady is a vice president of the Adviser, which he joined in 1993, and was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona in 1986, and an M.B.A. from the University of Chicago in 1989.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Growth Stock Fund, computed and accrued daily, at an annual rate of 0.15% of the first $500 million of average net assets, 0.125% of the next $500 million, and 0.10% thereafter; and a monthly management fee from Growth Stock Portfolio, computed and accrued daily, at an annual rate of 0.60% of the first $500 million of average net assets, 0.55% of the next $500 million, and 0.50% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Growth Stock Fund for a portion of its operating expenses and its pro rata share of Growth Stock Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Growth Stock Fund other than those paid by the Adviser (including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization) are paid out of the assets of Advisor Growth Stock Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Growth Stock Fund and Growth Stock Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Growth
Stock Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Growth Stock Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Advisor Growth Stock Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan").
The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Growth Stock Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Growth Stock Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Advisor Growth Stock Fund shares and provide services to Advisor Growth Stock Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Growth Stock Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Growth Stock Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Some Intermediaries that maintain nominee accounts with Advisor
Growth Stock Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distributions services they provide with respect to the underlying Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Growth Stock Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

                ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

            SPECIAL CONSIDERATIONS REGARDING THE
             MASTER FUND/FEEDER FUND STRUCTURE

Advisor Growth Stock Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Growth Stock Fund. The initial shareholder of Advisor Growth Stock Fund approved this policy of permitting Advisor Growth Stock Fund to act as a feeder fund by investing in Growth Stock Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Growth Stock Fund and Growth Stock Portfolio. The management and expenses of both Advisor Growth Stock Fund and Growth Stock Portfolio are described under the Fee Table and Management. Advisor Growth Stock Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Growth Stock Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Growth Stock Fund and other investors in Growth Stock Portfolio will each be liable for all obligations of Growth Stock Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Growth Stock Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Growth Stock Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Growth Stock Fund nor its shareholders will be adversely affected by reason of Advisor Growth Stock Fund's investing in Growth Stock Portfolio.

The Declaration of Trust of Base Trust provides that Growth Stock Portfolio will terminate 120 days after the withdrawal of Advisor Growth Stock Fund or any other investor in Growth Stock Portfolio, unless the remaining investors vote to agree to continue the business of Growth Stock Portfolio. The trustees of Advisor Trust may vote Advisor Growth Stock Fund's interests in Growth Stock Portfolio for such continuation without approval of Advisor Growth Stock Fund's shareholders.

The common investment objective of Advisor Growth Stock Fund and Growth Stock Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Growth Stock Fund and the corresponding fundamental policies of Growth Stock Portfolio can be changed only with shareholder approval.

If Advisor Growth Stock Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Growth Stock Portfolio or any other matter pertaining to Growth Stock Portfolio (other than continuation of the business of Growth Stock Portfolio after withdrawal of another investor), Advisor Growth Stock Fund will solicit proxies from its shareholders and vote its interest in Growth Stock Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Growth Stock Fund shareholders. Advisor Growth Stock Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Growth Stock Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Growth Stock Portfolio investors. If other investors hold a majority interest in Growth Stock Portfolio, they could have voting control over Growth Stock Portfolio.

In the event that Growth Stock Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Growth Stock Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Growth Stock Fund's fundamental policies, withdrawal of Advisor Growth Stock Fund's assets from Growth Stock Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Growth Stock Fund's shareholders. Advisor Growth Stock Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments.
Any withdrawal of Advisor Growth Stock Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Growth Stock Fund. Should such a distribution occur, Advisor Growth Stock Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Growth Stock Fund and could affect the liquidity of Advisor Growth Stock Fund.

Each investor in Growth Stock Portfolio, including Advisor Growth Stock Fund, may add to or reduce its investment in Growth Stock Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Stock Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Stock Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Stock Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Stock Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Stock Portfolio by all investors in Growth Stock Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Stock Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Stock Portfolio, but members of the general public may not invest directly in Growth Stock Portfolio. Other investors in Growth Stock Portfolio are not required to sell their shares at the same public offering price as Advisor Growth Stock Fund, might incur different administrative fees and expenses than Advisor Growth Stock Fund, and their shares might be sold with a sales commission. Therefore, Advisor Growth Stock Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Stock Portfolio. Investment by such other investors in Growth Stock Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets.
Conversely, large-scale redemptions by any such other investors in Growth Stock Portfolio could result in untimely liquidations of Growth Stock Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Stock Portfolio as a percentage of its net assets. As a result, Growth Stock Portfolio's security holdings may become less diverse, resulting in increased risk.

Growth Stock Portfolio commenced operations in February 1997 when Stein Roe Growth Stock Fund, a mutual fund that that, together with its corporate predecessor, had invested directly in securities since 1958, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Growth Stock Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Growth Stock Portfolio. Information regarding any investment company that may invest in Growth Stock Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                    FOR MORE INFORMATION

Contact Advisor Growth Stock Fund at 800-_____ or your
Intermediary for more information about Advisor Growth Stock
Fund.
                   ______________________

                   SUBJECT TO COMPLETION
         PRELIMINARY PROSPECTUS DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                      __________________

STEIN ROE ADVISOR YOUNG INVESTOR FUND
The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation by investing in securities of companies that affect the lives of young people. Advisor Young Investor Fund invests all of its net investable assets in shares of SR&F Growth Investor Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Young Investor Fund may be purchased only through Intermediaries, including retirement plans.

Advisor Young Investor Fund has no sales or redemption charges.
Advisor Young Investor Fund is a series of Stein Roe Advisor
Trust and Growth Investor Portfolio is a series of SR&F Base
Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Young Investor Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated _______, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-
________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       The date of this prospectus is ___________, 1997.

                      TABLE OF CONTENTS

                                       Page
Summary..................................2
Fee Table ...............................3
The Fund.................................4
Investment Policies......................5
Performance Information..................5
Risks and Investment Considerations .....6
Investment Restrictions .................7
Portfolio Investments and Strategies.....8
Net Asset Value ........................10
How to Purchase Shares..................11
How to Redeem Shares ...................12
Distributions and Income Taxes..........13
Management .............................13
Organization and Description of Shares..16
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure.....16
For More Information ...................19

                        SUMMARY

Stein Roe Advisor Young Investor Fund ("Advisor Young Investor Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Young Investor Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation by investing in securities of companies that affect the lives of young people. Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Young Investor Fund. Growth Investor Portfolio invests primarily in common stocks and other equity-type securities that the Adviser believes to have long-term appreciation potential. Growth Investor Portfolio invests primarily in securities of companies that affect the lives of young people. Advisor Young Investor Fund is designed for long-term investors.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that Advisor Young Investor Fund and Growth Investor Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Growth Investor Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. There is, of course, no assurance that Advisor Young Investor Fund will achieve its investment objective. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. Shares of Advisor Young Investor Fund may be purchased only through Intermediaries. For information on purchasing and redeeming Advisor Young Investor Fund shares, please see How to Purchase Shares, How to Redeem Shares, and Management--Distributor.

MANAGEMENT AND FEES. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to Growth Investor Portfolio.
In addition, it provides administrative services to Advisor Young Investor Fund and Growth Investor Portfolio. For a description of the Adviser and these service arrangements, see Management.

                        FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees....................................None
Exchange Fees......................................None

ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets; after reimbursement)
Management and Administrative Fees (after
  reimbursement)...................................0.65%
12b-1 Fees.........................................0.25%
Other Expenses ....................................0.60%
                                                   -----
Total Operating Expenses (after
  reimbursement)...................................1.50%
                                                   =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                    1 year     3 years
                    ------     -------
                      $15        $47

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Young Investor Fund. The Fee Table reflects the combined expenses of both Advisor Young Investor Fund and Growth Investor Portfolio. Anticipated Total Operating Expenses for Advisor Young Investor Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Young Investor Fund for a portion of its operating expenses and its pro rata share of Growth Investor Portfolio's operating expenses. The Adviser has undertaken to reimburse Advisor Young Investor Fund for its operating expenses and its pro rata share of Growth Investor Portfolio's operating expenses to the extent such expenses exceed 1.50% of Advisor Young Investor Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to Advisor Young Investor Fund. Absent such reimbursement, Advisor Young Investor Fund's share of Growth Investor Portfolio's Management Fee and the Fund's Administrative Fee, and Total Operating Expenses would be 0.80% and 1.65%, respectively. Any such reimbursement will lower Advisor Young Investor Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Advisor Young Investor Fund pays the Adviser an administrative fee based on its average daily net assets and Growth Investor Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Young Investor Fund, including its proportionate share of the expenses of Growth Investor Portfolio, would be more or less than if Advisor Young Investor Fund invested directly in the securities held by Growth Investor Portfolio, and concluded that Advisor Young Investor Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing Advisor Young Investor Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Young Investor Fund pays a 12b-1 fee, long-term investors in Advisor Young Investor Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information on Advisor Young Investor Fund's 12b-1 fee, see Management-- Distributor.

                            THE FUND

STEIN ROE ADVISOR YOUNG INVESTOR FUND ("Advisor Young Investor Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Young Investor Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, a feeder fund, together with one or more feeder funds or institutional investors pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies and restrictions as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Young Investor Fund invests all of its net investable assets in shares of SR&F Growth Investor Portfolio ("Growth Investor Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Growth Investor Portfolio and administrative services to Advisor Young Investor Fund and Growth
Investor Portfolio.

                    INVESTMENT POLICIES

The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation by investing in securities of companies that affect the lives of young people. Advisor Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Young Investor Fund. Growth Investor Portfolio seeks to achieve this objective by investing primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in. Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities.

Further information on investment techniques that may be employed by Growth Investor Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                      PERFORMANCE INFORMATION

The total return from an investment in Advisor Young Investor Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Young Investor Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Young Investor Fund had no past performance. However, Stein Roe Young Investor Fund, a series of Stein Roe Investment Trust which has a similar name, the same investment objective and substantially the same investment policies as Advisor Young Investor Fund, also invests all of its net investable assets in Growth Investor Portfolio. The average annual total return for a 1-year and since-inception (April 24, 1994) investment in Stein Roe Young Investor Fund were 35.55% and 31.82%, respectively. Stein Roe Young Investor Fund has a different fee structure than Advisor Young Investor Fund and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower.

               RISKS AND INVESTMENT CONSIDERATIONS

Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds.
Growth Investor Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Young Investor Fund or Growth Investor Portfolio will achieve its objective.

Growth Investor Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth Investor Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

Growth Investor Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Growth Investor Portfolio may be found under Portfolio
Investments and Strategies.

                  INVESTMENT RESTRICTIONS

Neither Advisor Young Investor Fund nor Growth Investor Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements for such securities. This restriction also does not prevent Advisor Young Investor Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Young Investor Fund nor Growth Investor Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Young Investor Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Young Investor Fund nor Growth Investor Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities; (3) lend its portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Young Investor Fund and Growth Investor Portfolio may not borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Young Investor Fund and Growth Investor Portfolio may invest in repurchase agreements, /1/ provided that neither will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
-----------------
/1/ A repurchase agreement involves a sale of securities to Growth Investor Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Investor Portfolio could experience both losses and delays in liquidating its collateral.
-----------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Young Investor Fund and Growth Investor Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

            PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security. To the extent Growth Investor Portfolio invests in debt securities, such holdings will be subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates. Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities rated within the fourth highest grade may possess speculative characteristics. If the rating of a security held by Growth Investor Portfolio is lost or reduced below investment grade, Growth Investor Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether it should continue to hold the security. When the Adviser considers a temporary defensive position advisable, Growth Investor Portfolio may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Growth Investor Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth Investor Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Growth Investor Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Growth Investor Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Growth Investor Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Growth Investor Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Growth Investor Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Growth Investor Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Investor Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Growth Investor Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Growth Investor Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Growth Investor Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Investor Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Growth Investor Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth Investor Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Investor Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                        NET ASSET VALUE

The purchase and redemption price of Advisor Young Investor Fund's shares is its net asset value per share. Advisor Young Investor Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Growth Investor Portfolio allocates net asset value, income, and expenses to Advisor Young Investor Fund and any other of its feeder funds in proportion to their respective interests in Growth Investor Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Young Investor Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                    HOW TO PURCHASE SHARES

You may purchase Advisor Young Investor Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plans ("Intermediaries"). The Adviser and Advisor
Young Investor Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Advisor Young Investor Fund's shares is made at Advisor Young Investor Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Young Investor Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Young Investor Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Young Investor Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Young Investor Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement account, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                      HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Young Investor Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Young Investor Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policy and procedures. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Young Investor Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Young Investor Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Young Investor Fund or its authorized agent.

              DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid annually. Advisor Young Investor Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Young Investor Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Young Investor Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Young Investor Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Growth Investor Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Young Investor Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Young Investor Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                         MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Young Investor Fund and Growth Investor Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Young Investor Fund and Growth Investor Portfolio and other feeder funds investing in Growth Investor Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Growth Investor Portfolio and the business affairs of Advisor Young Investor Fund, Growth Investor Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS.  Erik P. Gustafson, David P. Brady and Arthur
J. McQueen have been portfolio managers of Growth Investor Portfolio since its inception in 1997 and had managed its predecessor since February 1995, March 1995 and April 1996, respectively. As of December 31, 1996, Messrs. Gustafson, Brady and McQueen were responsible for co-managing $___ million, $___ million and $___ million in mutual fund net assets, respectively. Messrs. Gustafson and McQueen are senior vice presidents of the Adviser and Mr. Brady is a vice president of the Adviser. Before joining the Adviser, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992.
He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees (1989) from Florida State University. Mr. Brady, who joined the Adviser in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona in 1986, and an M.B.A. from the University of Chicago in 1989. Mr. McQueen earned a B.S. from Villanova University
(1980) and an M.B.A. from the Wharton School of the University of Pennsylvania (1987). Mr. McQueen has been employed by the Adviser as an equity analyst since 1987 and was previously employed by Citibank and GTE.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Young Investor Fund, computed and accrued daily, at an annual rate of 0.20% of the first $500 million of average net assets, 0.15% of the next $500 million, and 0.125% thereafter; and a monthly management fee from Growth Investor Portfolio, computed and accrued daily, at an annual rate of 0.60% of the first $500 million of average net assets, 0.55% of the next $500 million, and 0.50% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Young Investor Fund for a portion of its operating expenses and its pro rata share of Growth Investor Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Young Investor Fund other than those paid by the Adviser (including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization) are paid out of the assets of Advisor Young Investor Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Young Investor Fund and Growth Investor Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Young
Investor Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Growth Investor Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Advisor Young Investor Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan"). The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Young Investor Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Young Investor Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Advisor Young Investor Fund shares and provide services to Advisor Young Investor Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Young Investor Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Young Investor Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Some Intermediaries that maintain nominee accounts with Advisor
Young Investor Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distributions services they provide with respect to the underlying Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Young Investor Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

           ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

               SPECIAL CONSIDERATIONS REGARDING THE
                MASTER FUND/FEEDER FUND STRUCTURE

Advisor Young Investor Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Young Investor Fund. The initial shareholder of Advisor Young Investor Fund approved this policy of permitting Advisor Young Investor Fund to act as a feeder fund by investing in Growth Investor Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Young Investor Fund and Growth Investor Portfolio. The management and expenses of both Advisor Young Investor Fund and Growth Investor Portfolio are described under the Fee Table and Management. Advisor Young Investor Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Growth Investor Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Young Investor Fund and other investors in Growth Investor Portfolio will each be liable for all obligations of Growth Investor Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Young Investor Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Growth Investor Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Young Investor Fund nor its shareholders will be adversely affected by reason of Advisor Young Investor Fund's investing in Growth Investor Portfolio.

The Declaration of Trust of Base Trust provides that Growth Investor Portfolio will terminate 120 days after the withdrawal of Advisor Young Investor Fund or any other investor in Growth Investor Portfolio, unless the remaining investors vote to agree to continue the business of Growth Investor Portfolio. The trustees of Advisor Trust may vote Advisor Young Investor Fund's interests in Growth Investor Portfolio for such continuation without approval of Advisor Young Investor Fund's shareholders.

The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Young Investor Fund and the corresponding fundamental policies of Growth Investor Portfolio can be changed only with shareholder approval.

If Advisor Young Investor Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Growth Investor Portfolio or any other matter pertaining to Growth Investor Portfolio (other than continuation of the business of Growth Investor Portfolio after withdrawal of another investor), Advisor Young Investor Fund will solicit proxies from its shareholders and vote its interest in Growth Investor Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Young Investor Fund shareholders. Advisor Young Investor Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Growth Investor Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Growth Investor Portfolio investors. If other investors hold a majority interest in Growth Investor Portfolio, they could have voting control over Growth Investor Portfolio.

In the event that Growth Investor Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Young Investor Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Young Investor Fund's fundamental policies, withdrawal of Advisor Young Investor Fund's assets from Growth Investor Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Young Investor Fund's shareholders. Advisor Young Investor Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Young Investor Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Young Investor Fund. Should such a distribution occur, Advisor Young Investor Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Young Investor Fund and could affect the liquidity of Advisor Young Investor Fund.

Each investor in Growth Investor Portfolio, including Advisor Young Investor Fund, may add to or reduce its investment in Growth Investor Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Investor Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Investor Portfolio effected on such day; and
(ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Investor Portfolio by all investors in Growth Investor Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Investor Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Investor Portfolio, but members of the general public may not invest directly in Growth Investor Portfolio. Other investors in Growth Investor Portfolio are not required to sell their shares at the same public offering price as Advisor Young Investor Fund, might incur different administrative fees and expenses than Advisor Young Investor Fund, and their shares might be sold with a sales commission. Therefore, Advisor Young Investor Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Investor Portfolio. Investment by such other investors in Growth Investor Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Growth Investor Portfolio could result in untimely liquidations of Growth Investor Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Investor Portfolio as a percentage of its net assets. As a result, Growth Investor Portfolio's security holdings may become less diverse, resulting in increased risk.

Growth Investor Portfolio commenced operations in February 1997 when Stein Roe Young Investor Fund, a mutual fund that that had invested directly in securities since 1994, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Young Investor Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Growth Investor Portfolio. Information regarding any investment company that may invest in Growth Investor Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                     FOR MORE INFORMATION

Contact Advisor Young Investor Fund at 800-_____ or your
Intermediary for more information about Advisor Young Investor
Fund.
                   ______________________

                    SUBJECT TO COMPLETION
          PRELIMINARY PROSPECTUS DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                      __________________

STEIN ROE ADVISOR SPECIAL FUND
The investment objective of Advisor Special Fund is to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in shares of SR&F Special Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Special Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Special Fund may be purchased only through Intermediaries, including retirement plans.

Advisor Special Fund has no sales or redemption charges.  Advisor
Special Fund is a series of Stein Roe Advisor Trust and Special
Portfolio is a series of SR&F Base Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Special Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated _______, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-
________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The date of this prospectus is ___________, 1997.

                      TABLE OF CONTENTS

                                       Page
Summary..................................2
Fee Table ...............................3
The Fund.................................4
Investment Policies......................5
Performance Information..................5
Risks and Investment Considerations .....6
Investment Restrictions .................7
Portfolio Investments and Strategies.....8
Net Asset Value ........................10
How to Purchase Shares..................11
How to Redeem Shares ...................12
Distributions and Income Taxes..........12
Management .............................13
Organization and Description of Shares..15
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure.....16
For More Information ...................18

                         SUMMARY

Stein Roe Advisor Special Fund ("Advisor Special Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Special Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Special Fund is to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in SR&F Special Portfolio ("Special Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Special Fund. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. Special Portfolio's investments may include securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies; securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that Advisor Special Fund and Special Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Special Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Special Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. There is, of course, no assurance that Advisor Special Fund will achieve its investment objective. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. Shares of Advisor Special Fund may be purchased only through Intermediaries. For information on purchasing and redeeming Advisor Special Fund shares, please see
How to Purchase Shares, How to Redeem Shares, and Management--
Distributor.

MANAGEMENT AND FEES.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to Special Portfolio. In addition, it provides administrative services to Advisor Special
Fund and Special Portfolio. For a description of the Adviser and these service arrangements, see Management.

                         FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees....................................None
Exchange Fees......................................None

ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets; after reimbursement)
Management and Administrative Fees (after
  reimbursement)...................................0.65%
12b-1 Fees.........................................0.25%
Other Expenses ....................................0.55%
                                                   -----
Total Operating Expenses (after
  reimbursement)...................................1.45%
                                                   =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                    1 year     3 years
                    ------     -------
                      $15        $46

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Special Fund. The Fee Table reflects the combined expenses of both Advisor Special Fund and Special Portfolio. Anticipated Total Operating Expenses for Advisor Special Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Special Fund for a portion of its operating expenses and its pro rata share of Special Portfolio's operating expenses. For the 12 months ending June 30, 1997, the Adviser has agreed to reduce the portion of Adviser Special Fund's fee payable by Special Portfolio by subtracting 0.05% from the applicable annual rate of management fee. In addition, the Adviser has undertaken to reimburse Advisor Special Fund for its operating expenses and its pro rata share of Special Portfolio's operating expenses to the extent such expenses exceed 1.45% of Advisor Special Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to Advisor Special Fund. Absent the rebate and reimbursement, Advisor Special Fund's share of Special Portfolio's Management Fee and the Fund Administrative Fee and Total Operating Expenses would be 0.85% and 1.60%, respectively. Any such reimbursement will lower Advisor Special Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Advisor Special Fund pays the Adviser an administrative fee based on its average daily net assets and Special Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Special Fund, including its proportionate share of the expenses of Special Portfolio, would be more or less than if Advisor Special Fund invested directly in the securities held by Special Portfolio, and concluded that Advisor Special Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing Advisor Special Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Special Fund pays a 12b-1 fee, long-term investors in Advisor Special Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities
Dealers, Inc. ("NASD").  For further information on Advisor
Special Fund's 12b-1 fee, see Management--Distributor.

                          THE FUND

STEIN ROE ADVISOR SPECIAL FUND ("Advisor Special Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Special Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, a feeder fund, together with one or more feeder funds or institutional investors pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies and restrictions as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Special Fund invests all of its net investable assets in shares of SR&F Special Portfolio ("Special Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Special Portfolio and administrative services to Advisor Special Fund and Special
Portfolio.

                     INVESTMENT POLICIES

The investment objective of Advisor Special Fund is to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in Special Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Special Fund. Special Portfolio may invest in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although Special Portfolio invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.

Further information on investment techniques that may be employed by Special Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                    PERFORMANCE INFORMATION

The total return from an investment in Advisor Special Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Special Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Special Fund had no past performance. However, Stein Roe Special Fund, a series of Stein Roe Investment Trust which has a similar name, the same investment objective and substantially the same investment policies as Advisor Special Fund, also invests all of its net investable assets in Special Portfolio. The average annual total return for a 1-year, 5-year and 10-year investment in Stein Roe Special Fund were 17.89%, 13.85% and 15.53%, respectively. Stein Roe Special Fund has a different fee structure than Advisor Special Fund and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower.

             RISKS AND INVESTMENT CONSIDERATIONS

Advisor Special Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Special Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Special Fund or Special Portfolio will achieve its objective.

Special Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Special Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Special Portfolio may be found under Portfolio Investments and Strategies.

                    INVESTMENT RESTRICTIONS

Neither Advisor Special Fund nor Special Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements for such securities. This restriction also does not prevent Advisor Special Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Special Fund nor Special Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Special Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Special Fund nor Special Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities; (3) lend its portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Special Fund and Special Portfolio may not borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Special Fund and Special Portfolio may invest in repurchase agreements,/1/ provided that neither will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
---------------
/1/ A repurchase agreement involves a sale of securities to Special Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Special Portfolio could experience both losses and delays in liquidating its collateral.
---------------

The policies summarized in the third paragraph under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Special Fund and Special Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Special Fund and Special Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

             PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
Special Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser deems a temporary defensive position advisable, Special Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Special Portfolio may invest in sponsored or unsponsored ADRs.
In addition to, or in lieu of, such direct investment, Special Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Special Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Special Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Special Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Special Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Special Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Special Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Special Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Special Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Special Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Special Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Special Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Special Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Special Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Special Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Special Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Special Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Special Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Special Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Special Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Special Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. At times the Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                       NET ASSET VALUE

The purchase and redemption price of Advisor Special Fund's shares is its net asset value per share. Advisor Special Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Special Portfolio allocates net asset value, income, and expenses to Advisor Special Fund and any other of its feeder funds in proportion to their respective interests in Special Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Special Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                     HOW TO PURCHASE SHARES

You may purchase Advisor Special Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plans ("Intermediaries"). The Adviser and Advisor Special Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE.  Each purchase of Advisor
Special Fund's shares is made at Advisor Special Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Special Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Special Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Special Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Special Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement account, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                      HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Special Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Special Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policy and procedures. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Special Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Special Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Special Fund or its authorized agent.

               DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid annually. Advisor Special Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Special Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Special Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Special Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Special Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Special Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Special Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                           MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Special Fund and Special Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Special Fund and Special Portfolio and other feeder funds investing in Special Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Special Portfolio and the business affairs of Advisor Special Fund, Special Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. E. Bruce Dunn and Richard B. Peterson have been co-portfolio managers of Special Portfolio since its inception in 1997 and had managed its predecessor since 1991. Each is a senior vice president of the Adviser. Mr. Dunn has been associated with the Adviser since 1964. He received his A.B. degree from Yale University in 1956 and his M.B.A. from Harvard University in 1958 and is a chartered investment counselor. Mr. Peterson, who began his investment career with the Adviser in 1965 after graduating with a B.A. from Carleton College in 1962 and the Woodrow Wilson School at Princeton University in 1964 with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corporation. As of December 31, 1996, Messrs. Dunn and Peterson were responsible for co-managing $___ billion in mutual net fund assets.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Special Fund, computed and accrued daily, at an annual rate of 0.15% of the first $500 millionf average net assets, 0.125% of the next $500 million, and 0.10% thereafter; and a monthly management fee from Special Portfolio, computed and accrued daily, at an annual rate of 0.75% of the first $500 millionf average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Special Fund for a portion of its operating expenses and its pro rata share of Special Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Special Fund other than those paid by the Adviser (including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization) are paid out of the assets of Advisor Special Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Special Fund and Special Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor
Special Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Special Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Advisor Special Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan").
The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Special Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Special Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Advisor Special Fund shares and provide services to Advisor Special Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Special Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Special Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Some Intermediaries that maintain nominee accounts with Advisor Special Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distributions services they provide with respect to the underlying Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Special Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

             ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

             SPECIAL CONSIDERATIONS REGARDING THE
              MASTER FUND/FEEDER FUND STRUCTURE

Advisor Special Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Special Fund. The initial shareholder of Advisor Special Fund approved this policy of permitting Advisor Special Fund to act as a feeder fund by investing in Special Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Special Fund and Special Portfolio. The management and expenses of both Advisor Special Fund and Special Portfolio are described under the Fee Table and Management. Advisor Special Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Special Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Special Fund and other investors in Special Portfolio will each be liable for all obligations of Special Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Special Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Special Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Special Fund nor its shareholders will be adversely affected by reason of Advisor Special Fund's investing in Special Portfolio.

The Declaration of Trust of Base Trust provides that Special Portfolio will terminate 120 days after the withdrawal of Advisor Special Fund or any other investor in Special Portfolio, unless the remaining investors vote to agree to continue the business of Special Portfolio. The trustees of Advisor Trust may vote Advisor Special Fund's interests in Special Portfolio for such continuation without approval of Advisor Special Fund's shareholders.

The common investment objective of Advisor Special Fund and Special Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Special Fund and the corresponding fundamental policies of Special Portfolio can be changed only with shareholder approval.

If Advisor Special Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Special Portfolio or any other matter pertaining to Special Portfolio (other than continuation of the business of Special Portfolio after withdrawal of another investor), Advisor Special Fund will solicit proxies from its shareholders and vote its interest in Special Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Special Fund shareholders. Advisor Special Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Special Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Special Portfolio investors. If other investors hold a majority interest in Special Portfolio, they could have voting control over Special Portfolio.

In the event that Special Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Special Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Special Fund's fundamental policies, withdrawal of Advisor Special Fund's assets from Special Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Special Fund's shareholders. Advisor Special Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Special Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Special Fund. Should such a distribution occur, Advisor Special Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Special Fund and could affect the liquidity of Advisor Special Fund.

Each investor in Special Portfolio, including Advisor Special Fund, may add to or reduce its investment in Special Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Special Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Special Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Special Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Special Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Special Portfolio by all investors in Special Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Special Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Special Portfolio, but members of the general public may not invest directly in Special Portfolio. Other investors in Special Portfolio are not required to sell their shares at the same public offering price as Advisor Special Fund, might incur different administrative fees and expenses than Advisor Special Fund, and their shares might be sold with a sales commission. Therefore, Advisor Special Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Special Portfolio. Investment by such other investors in Special Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Special Portfolio could result in untimely liquidations of Special Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Special Portfolio as a percentage of its net assets. As a result, Special Portfolio's security holdings may become less diverse, resulting in increased risk.

Special Portfolio commenced operations in February 1997 when Stein Roe Special Fund, a mutual fund that that, together with its corporate predecessor, had invested directly in securities since 1968, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Special Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Special Portfolio. Information regarding any investment company that may invest in Special Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                     FOR MORE INFORMATION

Contact Advisor Special Fund at 800-_____ or your Intermediary for more information about Advisor Special Fund.
                    ______________________

                    SUBJECT TO COMPLETION
            PRELIMINARY PROSPECTUS DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                          _____________________

STEIN ROE ADVISOR SPECIAL VENTURE FUND
The investment objective of Advisor Special Venture Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. Advisor Special Venture Fund invests all of its net investable assets in shares of SR&F Special Venture Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Special Venture Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Special Venture Fund may be purchased only through Intermediaries.

Advisor Special Venture Fund has no sales or redemption charges.
Advisor Special Venture Fund is a series of Stein Roe Advisor
Trust and Special Venture Portfolio is a series of SR&F Base
Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Special Venture Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated _______, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-
________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       The date of this prospectus is ___________, 1997.


                       TABLE OF CONTENTS

                                       Page
Summary..................................2
Fee Table ...............................3
The Fund.................................4
Investment Policies......................5
Performance Information..................5
Risks and Investment Considerations .....6
Investment Restrictions .................7
Portfolio Investments and Strategies.....8
Net Asset Value ........................10
How to Purchase Shares..................11
How to Redeem Shares ...................12
Distributions and Income Taxes..........13
Management .............................13
Organization and Description of Shares..15
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure.....16
For More Information ...................18


                          SUMMARY

Stein Roe Advisor Special Venture Fund ("Advisor Special Venture Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Special Venture Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Special Venture Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. Advisor Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio ("Special Venture Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Special Venture Fund. Special Venture Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that Advisor Special Venture Fund and Special Venture Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Special Venture Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. There is, of course, no assurance that Advisor Special Venture Fund will achieve its investment objective. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS.  Shares of Advisor Special Venture
Fund may be purchased only through Intermediaries. For information on purchasing and redeeming Advisor Special Venture
Fund shares, please see How to Purchase Shares, How to Redeem
Shares, and Management--Distributor.

MANAGEMENT AND FEES. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to Special Venture Portfolio. In addition, it provides administrative services to Advisor Special Venture Fund and Special Venture Portfolio. For a description of the Adviser and these service arrangements, see Management.

                         FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees....................................None
Exchange Fees......................................None

ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets; after reimbursement)
Management and Administrative Fees (after
  reimbursement)...................................0.75%
12b-1 Fees.........................................0.25%
Other Expenses (after reimbursement)...............0.50%
                                                   -----
Total Operating Expenses (after
  reimbursement)...................................1.50%
                                                   =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                    1 year   3 years
                    ------   --------
                      $15     $47

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Special Venture Fund. The Fee Table reflects the combined expenses of both Advisor Special Venture Fund and Special Venture Portfolio. Anticipated Total Operating Expenses for Advisor Special Venture Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Special Venture Fund for a portion of its operating expenses and its pro rata share of Special Venture Portfolio's operating expenses. The Adviser has undertaken to reimburse Advisor Special Venture Fund for its operating expenses and its pro rata share of Special Venture Portfolio's operating expenses to the extent such expenses exceed 1.50% of Advisor Special Venture Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to Advisor Special Venture Fund. Absent such reimbursement, Advisor Special Venture Fund's share of Special Venture Portfolio's Management Fee and the Fund's Administrative Fee, Other Expenses and Total Operating Expenses would be 0.90%, 0.55% and 1.70%, respectively. Any such reimbursement will lower Advisor Special Venture Fund's overall expense ratio and increase its overall return to investors.
(Also see Management--Fees and Expenses.)

Advisor Special Venture Fund pays the Adviser an administrative fee based on its average daily net assets and Special Venture Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Special Venture Fund, including its proportionate share of the expenses of Special Venture Portfolio, would be more or less than if Advisor Special Venture Fund invested directly in the securities held by Special Venture Portfolio, and concluded that Advisor Special Venture Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing Advisor Special Venture Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Special Venture Fund pays a 12b-1 fee, long-term investors in Advisor Special Venture Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information on Advisor Special Venture Fund's 12b-1 fee, see Management-- Distributor.

                         THE FUND

STEIN ROE ADVISOR SPECIAL VENTURE FUND ("Advisor Special Venture Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Special Venture Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, a feeder fund, together with one or more feeder funds or institutional investors pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies and restrictions as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Special Venture Fund invests all of its net investable assets in shares of SR&F Special Venture Portfolio ("Special Venture Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Special Venture Portfolio and administrative services to Advisor Special Venture Fund and Special Venture Portfolio.

                       INVESTMENT POLICIES

The investment objective of Advisor Special Venture Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. Advisor Special Venture Fund invests all of its net investable assets in Special Venture Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Special Venture Fund. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

Further information on investment techniques that may be employed by Special Venture Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                     PERFORMANCE INFORMATION

The total return from an investment in Advisor Special Venture Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Special Venture Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Special Venture Fund had no past performance. However, Stein Roe Special Venture Fund, a series of Stein Roe Investment Trust which has a similar name, the same investment objective and substantially the same investment policies as Advisor Special Venture Fund, also invests all of its net investable assets in Special Venture Portfolio. The average annual total return for a 1-year and since-inception (October 17, 1994) investment in Stein Roe Special Venture Fund were 31.81% and 30.22%, respectively. Stein Roe Special Venture Fund has a different fee structure than Advisor Special Venture Fund and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower.

               RISKS AND INVESTMENT CONSIDERATIONS

Advisor Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Special Venture Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Special Venture Fund or Special Venture Portfolio will achieve its objective.

Special Venture Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Special Venture Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Special Venture Portfolio may be found under Portfolio
Investments and Strategies.

                    INVESTMENT RESTRICTIONS

Neither Advisor Special Venture Fund nor Special Venture Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements for such securities. This restriction also does not prevent Advisor Special Venture Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Special Venture Fund nor Special Venture
Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Special Venture Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Special Venture Fund nor Special Venture Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities;
(3) lend its portfolio securities under certain conditions; and
(4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Special Venture Fund and Special Venture Portfolio may not borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Special Venture Fund and Special Venture Portfolio may invest in repurchase agreements, /1/ provided that neither will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
------------
/1/ A repurchase agreement involves a sale of securities to Special Venture Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Special Venture Portfolio could experience both losses and delays in liquidating its collateral.
------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Special Venture Fund and Special Venture Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Special Venture Fund and Special Venture Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

              PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
Special Venture Portfolio may invest up to 35% of its net assets in debt securities, but it does not currently intend to invest more than 5% of its net assets in debt securities rated below investment grade. The risks inherent in debt securities depend primarily on the term and quality of the obligations in Special Venture Portfolio's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Special Venture Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Special Venture Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Special Venture Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Special Venture Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Special Venture Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Special Venture Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Special Venture Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Special Venture Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Special Venture Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Special Venture Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Special Venture Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Special Venture Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Special Venture Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Special Venture Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Special Venture Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Special Venture Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Special Venture Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Special Venture Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Special Venture Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Special Venture Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Special Venture Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Special Venture Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Special Venture Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                       NET ASSET VALUE

The purchase and redemption price of Advisor Special Venture Fund's shares is its net asset value per share. Advisor Special Venture Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Special Venture Portfolio allocates net asset value, income, and expenses to Advisor Special Venture Fund and any other of its feeder funds in proportion to their respective interests in Special Venture Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Special Venture Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                    HOW TO PURCHASE SHARES

You may purchase Advisor Special Venture Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plans ("Intermediaries"). The Adviser and Advisor
Special Venture Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Advisor Special Venture Fund's shares is made at Advisor Special Venture Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Special Venture Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Special Venture Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Special Venture Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Special Venture Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement account, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                    HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Special Venture Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Special Venture Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policy and procedures. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Special Venture Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Special Venture Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Special Venture Fund or its authorized agent.

             DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid annually. Advisor Special Venture Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Special Venture Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Special Venture Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Special Venture Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Special Venture Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Special Venture Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Special Venture Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                            MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Special Venture Fund and Special Venture Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Special Venture Fund and Special Venture Portfolio and other feeder funds investing in Special Venture Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Special Venture Portfolio and the business affairs of Advisor Special Venture Fund, Special Venture Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. E. Bruce Dunn and Richard B. Peterson have been co-portfolio managers of Special Venture Portfolio since its inception in 1997 and had managed its predecessor since 1994. Each is a senior vice president of the Adviser. Mr. Dunn has been associated with the Adviser since 1964. He received his A.B. degree from Yale University in 1956 and his M.B.A. from Harvard University in 1958 and is a chartered investment counselor. Mr. Peterson, who began his investment career with the Adviser in 1965 after graduating with a B.A. from Carleton College in 1962 and the Woodrow Wilson School at Princeton University in 1964 with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corporation. As of December 31, 1996, Messrs. Dunn and Peterson were responsible for co-managing $1,407 billion in mutual fund net assets.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Special Venture Fund, computed and accrued daily, at an annual rate of 0.15% of average net assets; and a monthly management fee from Special Venture Portfolio, computed and accrued daily, at an annual rate of 0.75% of average net assets. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Special Venture Fund for a portion of its operating expenses and its pro rata share of Special Venture Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Special Venture Fund other than those paid by the Adviser (including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization) are paid out of the assets of Advisor Special Venture Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Special Venture Fund and Special Venture Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor
Special Venture Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Special Venture Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Advisor Special Venture Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan").
The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Special Venture Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Special Venture Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Advisor Special Venture Fund shares and provide services to Advisor Special Venture Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Special Venture Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Special Venture Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Some Intermediaries that maintain nominee accounts with Advisor
Special Venture Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distributions services they provide with respect to the underlying Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Special Venture Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

             ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

              SPECIAL CONSIDERATIONS REGARDING THE
               MASTER FUND/FEEDER FUND STRUCTURE

Advisor Special Venture Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Special Venture Fund. The initial shareholder of Advisor Special Venture Fund approved this policy of permitting Advisor Special Venture Fund to act as a feeder fund by investing in Special Venture Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Special Venture Fund and Special Venture Portfolio. The management and expenses of both Advisor Special Venture Fund and Special Venture Portfolio are described under the Fee Table and Management. Advisor Special Venture Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Special Venture Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Special Venture Fund and other investors in Special Venture Portfolio will each be liable for all obligations of Special Venture Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Special Venture Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Special Venture Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Special Venture Fund nor its shareholders will be adversely affected by reason of Advisor Special Venture Fund's investing in Special Venture Portfolio.

The Declaration of Trust of Base Trust provides that Special Venture Portfolio will terminate 120 days after the withdrawal of Advisor Special Venture Fund or any other investor in Special Venture Portfolio, unless the remaining investors vote to agree to continue the business of Special Venture Portfolio. The trustees of Advisor Trust may vote Advisor Special Venture Fund's interests in Special Venture Portfolio for such continuation without approval of Advisor Special Venture Fund's shareholders.

The common investment objective of Advisor Special Venture Fund and Special Venture Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Special Venture Fund and the corresponding fundamental policies of Special Venture Portfolio can be changed only with shareholder approval.

If Advisor Special Venture Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Special Venture Portfolio or any other matter pertaining to Special Venture Portfolio (other than continuation of the business of Special Venture Portfolio after withdrawal of another investor), Advisor Special Venture Fund will solicit proxies from its shareholders and vote its interest in Special Venture Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Special Venture Fund shareholders. Advisor Special Venture Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Special Venture Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Special Venture Portfolio investors. If other investors hold a majority interest in Special Venture Portfolio, they could have voting control over Special Venture Portfolio.

In the event that Special Venture Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Special Venture Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Special Venture Fund's fundamental policies, withdrawal of Advisor Special Venture Fund's assets from Special Venture Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Special Venture Fund's shareholders. Advisor Special Venture Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Special Venture Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Special Venture Fund. Should such a distribution occur, Advisor Special Venture Fund would incur brokerage fees or other transaction costs in converting such securities to cash.
In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Special Venture Fund and could affect the liquidity of Advisor Special Venture Fund.

Each investor in Special Venture Portfolio, including Advisor Special Venture Fund, may add to or reduce its investment in Special Venture Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Special Venture Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Special Venture Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Special Venture Portfolio effected on such day; and
(ii) the denominator of which is the aggregate beginning of the day net asset value of Special Venture Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Special Venture Portfolio by all investors in Special Venture Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Special Venture Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Special Venture Portfolio, but members of the general public may not invest directly in Special Venture Portfolio. Other investors in Special Venture Portfolio are not required to sell their shares at the same public offering price as Advisor Special Venture Fund, might incur different administrative fees and expenses than Advisor Special Venture Fund, and their shares might be sold with a sales commission. Therefore, Advisor Special Venture Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Special Venture Portfolio. Investment by such other investors in Special Venture Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Special Venture Portfolio could result in untimely liquidations of Special Venture Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Special Venture Portfolio as a percentage of its net assets. As a result, Special Venture Portfolio's security holdings may become less diverse, resulting in increased risk.

Special Venture Portfolio commenced operations in February 1997 when Stein Roe Special Venture Fund, a mutual fund that that had invested directly in securities since 1994, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Special Venture Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Special Venture Portfolio. Information regarding any investment company that may invest in Special Venture Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                      FOR MORE INFORMATION

Contact Advisor Special Venture Fund at 800-_____ or your
Intermediary for more information about Advisor Special Venture
Fund.
                      ______________________

                      SUBJECT TO COMPLETION
            PRELIMINARY PROSPECTUS DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                       ---------------------

STEIN ROE ADVISOR INTERNATIONAL FUND
The investment objective of Advisor International Fund is to provide long-term growth of capital by investing in a diversified portfolio of foreign securities. Advisor International Fund invests all of its net investable assets in shares of SR&F International Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor International Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor International Fund may be purchased only through Intermediaries, including retirement plans.

Advisor International Fund has no sales or redemption charges. Advisor International Fund is a series of Stein Roe Advisor Trust and International Portfolio is a series of SR&F Base Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor International Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated _______, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-
________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this prospectus is ___________, 1997.


                       TABLE OF CONTENTS

                                       Page
Summary..................................2
Fee Table ...............................3
The Fund.................................4
Investment Policies......................5
Performance Information..................6
Risks and Investment Considerations .....6
Investment Restrictions .................8
Portfolio Investments and Strategies.....9
Net Asset Value ........................13
How to Purchase Shares..................13
How to Redeem Shares ...................14
Distributions and Income Taxes..........15
Management .............................16
Organization and Description of Shares..18
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure.....19
For More Information ...................21

                           SUMMARY

Stein Roe Advisor International Fund ("Advisor International Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor International Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor International Fund is to provide long-term growth of capital by investing in a diversified portfolio of foreign securities. Advisor International Fund invests all of its net investable assets in SR&F International Portfolio ("International Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor International Fund. International Portfolio invests primarily in equity securities. Under normal market conditions, it will invest at least 65% of its total assets (taken at market value) in foreign securities of at least three countries outside the United States. International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that Advisor International Fund and International Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor International Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities.

Since International Portfolio invests primarily in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity, and greater price volatility.

Please see Investment Policies, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. Shares of Advisor International Fund may be purchased only through Intermediaries. For information on purchasing and redeeming Advisor International Fund shares, please see How to Purchase Shares, How to Redeem Shares, and Management--Distributor.

MANAGEMENT AND FEES.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to International Portfolio. In addition, it provides administrative services to Advisor
International Fund and International Portfolio. For a description of the Adviser and these service arrangements, see
Management.

                         FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees....................................None
Exchange Fees......................................None

ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average net assets; after reimbursement)
Management and Administrative Fees (after
  reimbursement)...................................0.95%
12b-1 Fees.........................................0.25%
Other Expenses ....................................0.55%
                                                   -----
Total Operating Expenses (after
  reimbursement)...................................1.75%
                                                   =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                       1 year   3 years
                       ------   -------
                         $18     $55

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor International Fund. The Fee Table reflects the combined expenses of both Advisor International Fund and International Portfolio. Anticipated Total Operating Expenses for Advisor International Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor International Fund for a portion of its operating expenses and its pro rata share of International Portfolio's operating expenses. The Adviser has undertaken to reimburse Advisor International Fund for its operating expenses and its pro rata share of International Portfolio's operating expenses to the extent such expenses exceed 1.75% of Advisor International Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to Advisor International Fund. Absent such reimbursement, Advisor International Fund's share of International Portfolio's Management Fee and the Fund's Administrative Fee, and Total Operating Expenses would be 1.00% and 1.80%, respectively. Any such reimbursement will lower Advisor International Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Advisor International Fund pays the Adviser an administrative fee based on its average daily net assets and International Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor International Fund, including its proportionate share of the expenses of International Portfolio, would be more or less than if Advisor International Fund invested directly in the securities held by International Portfolio, and concluded that Advisor International Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing Advisor International Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor International Fund pays a 12b-1 fee, long-term investors in Advisor International Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information on Advisor International Fund's 12b-1 fee, see Management-- Distributor.

                         THE FUND

STEIN ROE ADVISOR INTERNATIONAL FUND ("Advisor International Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor International Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, a feeder fund, together with one or more feeder funds or institutional investors pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies and restrictions as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor International Fund invests all of its net investable assets in shares of SR&F International Portfolio ("International Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to International Portfolio and administrative services to Advisor International Fund and International Portfolio.

                      INVESTMENT POLICIES

The investment objective of Advisor International Fund is to provide long-term growth of capital by investing in a diversified portfolio of foreign securities. Advisor International Fund invests all of its net investable assets in International Portfolio, which has the same investment objective and investment policies substantially similar to Advisor International Fund. Current income is not a primary factor in the selection of portfolio securities. International Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). International Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, International Portfolio varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While International Portfolio has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Colombia, and Mexico).

Under normal market conditions, International Portfolio will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, International Portfolio may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, International Portfolio may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

In the past, the U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as International Portfolio. If such restrictions should be reinstated, it might become necessary for International Portfolio to invest all or substantially all of its assets in U.S. securities. In such an event, International Portfolio would review its investment objective and policies to determine whether changes are appropriate.

International Portfolio may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. International Portfolio may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)

Further information on investment techniques that may be employed by International Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                    PERFORMANCE INFORMATION

The total return from an investment in Advisor International Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor International Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor International Fund had no past performance. However, Stein Roe International Fund, a series of Stein Roe Investment Trust which has a similar name, the same investment objective and substantially the same investment policies as Advisor International Fund, also invests all of its net investable assets in International Portfolio. The average annual total return for a 1-year and since-inception (March 1, 1994) investment in Stein Roe International Fund were 8.23% and 4.98%, respectively. Stein Roe International Fund has a different fee structure than Advisor International Fund and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower.

              RISKS AND INVESTMENT CONSIDERATIONS

Advisor International Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities. International Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor International Fund or International Portfolio will achieve its objective.

International Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

FOREIGN INVESTING. Advisor International Fund provides long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Non-U.S. investments may be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. investments. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments--there can be no assurance, however, that these conditions will continue. International diversification also allows International Portfolio and an investor to take advantage of changes in foreign economies and market conditions.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging market countries.

Although International Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could adversely affect investment in these nations.

The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

The strategy for selecting investments will be based on various criteria. A company proposed for investment should have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, ability to self-finance, and securities available for purchase at a reasonable market valuation. Because of the foreign domicile of such companies, however, information on some of the above factors may be difficult, if not impossible, to obtain.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)

Further information on investment techniques that may be employed by International Portfolio may be found under Portfolio
Investments and Strategies.

                    INVESTMENT RESTRICTIONS

Neither Advisor International Fund nor International Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements for such securities. This restriction also does not prevent Advisor International Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor International Fund nor International Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor International Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor International Fund nor International Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities; (3) lend its portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor International Fund and International Portfolio may not borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor International Fund and International Portfolio may invest in repurchase agreements, /1/ provided that neither will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
-------------
/1/ A repurchase agreement involves a sale of securities to International Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, International Portfolio could experience both losses and delays in liquidating its collateral.
-------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor International Fund and International Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor International Fund and International Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

Nothing in the investment restrictions outlined here shall be deemed to prohibit International Portfolio from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to International Portfolio by the issuer. No such purchase may be made if, as a result, International Portfolio will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or if International Portfolio will fail to meet the diversification requirements of the Internal Revenue Code.

              PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
In pursuing its investment objective, International Portfolio may invest up to 35% of its total assets in debt securities. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. If the rating of a security held by International Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security-- the Adviser will, however, consider that fact in determining whether International Portfolio should continue to hold the security.

SETTLEMENT TRANSACTIONS.
When International Portfolio enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, International Portfolio is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, International Portfolio may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby International Portfolio purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, International Portfolio will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if International Portfolio seeks to move investments denominated in one currency to investments denominated in another.

CURRENCY HEDGING.
Most of International Portfolio's portfolio will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, International Portfolio may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency)--through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of International Portfolio's portfolio only during the period of the forward contract. Forward contracts usually are entered into with banks and broker-dealers; are not exchange traded; and although they are usually less than one year, may be renewed. A default on the contract would deprive International Portfolio of unrealized profits or force International Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

Neither type of foreign currency transaction will eliminate fluctuations in the prices of International Portfolio's portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. (For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.)

 International Portfolio may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. It may also invest in synthetic money market instruments. International Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. (See the Statement of Additional Information.)

CONVERTIBLE SECURITIES.
By investing in convertible securities, International Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, International Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
International Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. International Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. International Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time International Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. International Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
International Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect International Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. International Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, International Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. International Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and forward contracts.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, International Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks.
International Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, International Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when International Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although International Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                         NET ASSET VALUE

The purchase and redemption price of Advisor International Fund's shares is its net asset value per share. Advisor International Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. International Portfolio allocates net asset value, income, and expenses to Advisor International Fund and any other of its feeder funds in proportion to their respective interests in International Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor International Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

In computing the net asset value of International Portfolio, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which International Portfolio's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of International Portfolio's portfolio may be significantly affected on days when shares of International Portfolio may not be purchased or redeemed.

                      HOW TO PURCHASE SHARES

You may purchase Advisor International Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plans ("Intermediaries"). The Adviser and Advisor
International Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Advisor International Fund's shares is made at Advisor International Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor International Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor International Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor International Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor International Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement account, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                      HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor International Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor International Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policy and procedures. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor International Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor International Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor International Fund or its authorized agent.

                DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid annually. Advisor International Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor International Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor International Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

U.S. FEDERAL INCOME TAXES. For federal income tax purposes, Advisor International Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. International Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor International Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor International Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

FOREIGN INCOME TAXES. Investment income received by International Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle International Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of International Portfolio's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. International Portfolio intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that International Portoflio is liable for foreign income taxes withheld at the source, the Portfolio also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to Internaitonal Advisor Fund's shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so.

This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                           MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor International Fund and International Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor International Fund and International Portfolio and other feeder funds investing in International Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of International Portfolio and the business affairs of Advisor International Fund, International Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. Bruno Bertocci and David P. Harris, have been co-portfolio managers of International Portfolio since its inception in 1997 and of its corresponding "feeder fund" Stein Roe International Fund (a series of Stein Roe Investment Trust) since its inception in 1994. (Mr. Harris served as an associate portfolio manger until May 1995.) In addition, they have been co-portfolio managers of Stein Roe Emerging Markets Fund (a series of Stein Roe Investment Trust), since its inception in 1997. They joined the Adviser in 1995 as senior vice president and vice president, respectively, to create Stein Roe Global Capital Management, a dedicated global and international equity management unit. Messrs. Bertocci and Harris are also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial and an affiliate of the Adviser, as vice presidents. Prior to joining the Adviser, Mr. Bertocci was a senior global equity portfolio manager with Rockefeller & Co. ("Rockefeller") from 1983 to 1995. While at Rockefeller, he served as portfolio manager for the Portfolio's predecessor, when Rockefeller was that Fund's sub-adviser. Mr. Bertocci managed Rockefeller's London office from 1987 to 1989 and its Hong Kong office from 1989 to 1990. Prior to working at Rockefeller, he served for three years at T. Rowe Price Associates. Mr. Bertocci is a graduate of Oberlin College and holds an M.B.A. from Harvard University. Mr. Harris was a portfolio manager with Rockefeller from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University. As of December 31, 1996, Messrs. Bertocci and Harris were responsible for managing $___ in mutual fund net assets.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor International Fund, computed and accrued daily, at an annual rate of 0.15% of average net assets; and a monthly management fee from International Portfolio, computed and accrued daily, at an annual rate of 0.85% of average net assets. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor International Fund for a portion of its operating expenses and its pro rata share of International Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor International Fund other than those paid by the Adviser (including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization) are paid out of the assets of Advisor International Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor
International Fund and International Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor
International Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for International Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Advisor International Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan").
The Plan provides that, as compensation for the promotion and distribution of shares of Advisor International Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor International Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Advisor International Fund shares and provide services to Advisor International Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor International Fund during any year may be more or less than the cost of distribution or other services provided to Advisor International Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Some Intermediaries that maintain nominee accounts with Advisor
International Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distributions services they provide with respect to the underlying Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor International Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

            ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

            SPECIAL CONSIDERATIONS REGARDING THE
              MASTER FUND/FEEDER FUND STRUCTURE

Advisor International Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor International Fund. The initial shareholder of Advisor International Fund approved this policy of permitting Advisor International Fund to act as a feeder fund by investing in International Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor International Fund and International Portfolio. The management and expenses of both Advisor International Fund and International Portfolio are described under the Fee Table and Management. Advisor International Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F International Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor International Fund and other investors in International Portfolio will each be liable for all obligations of International Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor International Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and International Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor International Fund nor its shareholders will be adversely affected by reason of Advisor International Fund's investing in International Portfolio.

The Declaration of Trust of Base Trust provides that International Portfolio will terminate 120 days after the withdrawal of Advisor International Fund or any other investor in International Portfolio, unless the remaining investors vote to agree to continue the business of International Portfolio. The trustees of Advisor Trust may vote Advisor International Fund's interests in International Portfolio for such continuation without approval of Advisor International Fund's shareholders.

The common investment objective of Advisor International Fund and International Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor International Fund and the corresponding fundamental policies of International Portfolio can be changed only with shareholder approval.

If Advisor International Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of International Portfolio or any other matter pertaining to International Portfolio (other than continuation of the business of International Portfolio after withdrawal of another investor), Advisor International Fund will solicit proxies from its shareholders and vote its interest in International Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor International Fund shareholders. Advisor International Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in International Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all International Portfolio investors. If other investors hold a majority interest in International Portfolio, they could have voting control over International Portfolio.

In the event that International Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor International Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor International Fund's fundamental policies, withdrawal of Advisor International Fund's assets from International Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor International Fund's shareholders. Advisor International Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor International Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor International Fund. Should such a distribution occur, Advisor International Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor International Fund and could affect the liquidity of Advisor International Fund.

Each investor in International Portfolio, including Advisor International Fund, may add to or reduce its investment in International Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in International Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in International Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in International Portfolio effected on such day; and
(ii) the denominator of which is the aggregate beginning of the day net asset value of International Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in International Portfolio by all investors in International Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in International Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in International Portfolio, but members of the general public may not invest directly in International Portfolio. Other investors in International Portfolio are not required to sell their shares at the same public offering price as Advisor International Fund, might incur different administrative fees and expenses than Advisor International Fund, and their shares might be sold with a sales commission. Therefore, Advisor International Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in International Portfolio. Investment by such other investors in International Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in International Portfolio could result in untimely liquidations of International Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of International Portfolio as a percentage of its net assets. As a result, International Portfolio's security holdings may become less diverse, resulting in increased risk.

International Portfolio commenced operations in February 1997 when Stein Roe International Fund, a mutual fund that that had invested directly in securities since 1994, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe International Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in International Portfolio. Information regarding any investment company that may invest in International Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                    FOR MORE INFORMATION

Contact Advisor International Fund at 800-_____ or your
Intermediary for more information about Advisor International
Fund.
                    ______________________

                    SUBJECT TO COMPLETION
       PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                    DATED DECEMBER 6, 1996

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                      _____________________

     Statement of Additional Information Dated _____, 1997

                    STEIN ROE ADVISOR TRUST
  Suite 3200, One South Wacker Drive, Chicago, Illinois  60606

          Stein Roe Advisor Balanced Fund
          Stein Roe Advisor Growth & Income Fund
          Stein Roe Advisor Growth Stock Fund
          Stein Roe Advisor Young Investor Fund
          Stein Roe Advisor Special Fund
          Stein Roe Advisor Special Venture Fund
          Stein Roe Advisor International Fund

     This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with each Fund's prospectus dated _____, 1997, and any supplements thereto ("Prospectus"). A Prospectus may be obtained at no charge by telephoning 800-________.

                        TABLE OF CONTENTS
                                                        Page
General Information and History..........................3
Investment Policies......................................4
   Stein Roe Advisor Balanced Fund.......................4
   Stein Roe Advisor Growth & Income Fund................4
   Stein Roe Advisor Growth Stock Fund...................5
   Stein Roe Advisor Young Investor Fund.................5
   Stein Roe Advisor Special Fund........................5
   Stein Roe Advisor Special Venture Fund................6
   Stein Roe Advisor International Fund..................6
Portfolio Investments and Strategies.....................7
Investment Restrictions.................................23
Additional Investment Considerations....................27
Purchases and Redemptions...............................28
Management..............................................29
Principal Shareholders..................................32
Investment Advisory Services............................33
Distributor.............................................34
Transfer Agent..........................................35
Custodian...............................................35
Independent Public Accountants..........................36
Portfolio Transactions..................................36
Additional Income Tax Considerations....................38
Investment Performance..................................39
Appendix--Ratings.......................................44

              GENERAL INFORMATION AND HISTORY

     The seven mutual funds listed on the cover page (referred to collectively as the "Funds") are separate series of Stein Roe Advisor Trust ("Advisor Trust"). On September 13, 1996, the spelling of the name of the Trust was changed from Stein Roe Adviser Trust to Stein Roe Advisor Trust.

     Currently seven series of Advisor Trust are authorized and outstanding. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Advisor Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of Advisor Trust's outstanding shares, Advisor Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if Advisor Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of Advisor Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND
STRUCTURE

     Rather than invest in securities directly, each Fund acts as a "feeder fund"; that is, it seeks to achieve its objective by pooling its assets with assets of other investment companies and/or institutional investors for investment in a separate "master fund" having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each master fund is a series of SR&F Base Trust ("Base Trust") (the master funds are referred to collectively as the "Portfolios"). For more information, please refer to each Fund's Prospectus under the caption Special Considerations Regarding the Master Fund/Feeder Fund Structure.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to each Fund and each Portfolio and provides investment advisory services to each Portfolio.

                    INVESTMENT POLICIES

     In pursuing its respective objective, each Portfolio will invest as described below and may employ the investment techniques described under Portfolio Investments and Strategies. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities". /1/

STEIN ROE ADVISOR BALANCED FUND

     Stein Roe Advisor Balanced Fund ("Advisor Balanced Fund") seeks to achieve its objective by investing in SR&F Balanced Portfolio ("Balanced Portfolio"). Their common investment objective is to seek long-term growth of capital and current income, consistent with reasonable investment risk. Balanced Portfolio allocates its investments among equities, debt securities and cash. The portfolio manager determines those allocations based on the views of the Adviser's investment strategists regarding economic, market and other factors relative to investment opportunities.

     The equity portion of the investment portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Fixed-income senior securities will make up at least 25% of Balanced Portfolio's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

STEIN ROE ADVISOR GROWTH & INCOME FUND

     Stein Roe Advisor Growth & Income Fund ("Advisor Growth & Income Fund") seeks to achieve its objective by investing in SR&F Growth & Income Portfolio ("Growth & Income "Portfolio"). Their common investment objective is to provide both growth of capital and current income. Advisor Growth & Income Fund is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

     Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally Growth & Income Portfolio will emphasize investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller
-----------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund or the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio.
-----------
capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

STEIN ROE ADVISOR GROWTH STOCK FUND

     Stein Roe Advisor Growth Stock Fund ("Advisor Growth Stock Fund") seeks to achieve its objective by investing in SR&F Growth Stock Portfolio ("Growth Stock Portfolio"). Their common investment objective is long-term capital appreciation. Growth Stock Portfolio attempts to achieve this objective by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.

STEIN ROE ADVISOR YOUNG INVESTOR FUND

     Stein Roe Advisor Young Investor Fund ("Advisor Young Investor Fund") seeks to achieve its objective by investing in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"). Their common investment objective is long-term capital appreciation. Growth Investor Portfolio invests primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

     Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in. Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities.

STEIN ROE ADVISOR SPECIAL FUND

     Stein Roe Advisor Special Fund ("Advisor Special Fund") seeks to achieve its objective by investing in SR&F Special Portfolio ("Special Portfolio"). Their common investment objective is to invest in securities selected for possible capital appreciation. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong or run by well-respected managers. Special Portfolio may invest more than 5% of its net assets in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability, new issues of securities, securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development or change in demand, and other securities that the Adviser believes have capital appreciation possibilities; however, Special Portfolio does not currently intend to invest more than 5% of its net assets in any of these types of securities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger more well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although Special Portfolio will invest primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.

STEIN ROE ADVISOR SPECIAL VENTURE FUND

     Stein Roe Advisor Special Venture Fund ("Advisor Special Venture Fund") seeks to achieve its objective by investing in SR&F Special Venture Portfolio ("Special Venture Portfolio"). Their common investment objective is to seek long-term capital appreciation. Special Venture Portfolio invests primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Adviser believes represent special opportunities. Special Venture Portfolio emphasizes investments in financially strong small and medium-sized companies based principally on appraisal of their management and stock valuations. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

     In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

STEIN ROE ADVISOR INTERNATIONAL FUND

     Stein Roe Advisor International Fund ("Advisor International Fund") pursues its objective by investing in SR&F International Portfolio ("International Portfolio"). Their common investment objective is to seek long-term growth of capital. International Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of foreign securities. Current income is not a primary factor in the selection of portfolio securities. International Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). International Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

     International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, International Portfolio varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While International Portfolio has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Colombia, and Mexico).

     Under normal market conditions, International Portfolio will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, International Portfolio may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, International Portfolio may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and "synthetic" foreign money market positions).

     In the past, the U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as International Portfolio. If such restrictions should be reinstated, it might become necessary for International Portfolio to invest all or substantially all of its assets in U.S. securities. In such an event, International Portfolio would review its investment objective and policies to determine whether changes are appropriate.

             PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES

     In pursuing its investment objective, each Portfolio may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by Growth & Income Portfolio, Balanced Portfolio, Growth Stock Portfolio, and International Portfolio are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by the Adviser. Each of Special Venture Portfolio, Growth Investor Portfolio, and Special Portfolio may invest up to 35% of its net assets in debt securities, but do not expect to invest more than 5% of net assets in debt securities that are rated below investment grade.

     Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security, but the Adviser will consider that fact in determining whether that Portfolio should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

     When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Portfolios may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES

     Consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     No Portfolio, other than International Portfolio, currently intends to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. International Portfolio currently intends to invest no more than 5% of its net assets in any type of Derivative other than options, futures contracts, futures options, and forward contracts. (See Options and Futures below.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Portfolio on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES

     By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Portfolio are frequently rated investment grade, each Portfolio may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

FOREIGN SECURITIES

     Each Portfolio other than International Portfolio, which invests primarily in foreign securities, may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Portfolios may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Portfolio is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. No Portfolio, other than International Portfolio, intends to invest more than 5% of its net assets in unsponsored ADRs.

     International Portfolio may also purchase foreign securities in the form of European Depositary Receipts (EDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Portfolios will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     The Portfolios' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. No Portfolio may engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Portfolio is obligated to deliver.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. International Portfolio may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, International Portfolio may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, International Portfolio will invest at least 65% of its total assets in foreign securities.

LENDING OF PORTFOLIO SECURITIES

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, each Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS

     Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolios make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. No Portfolio currently intends to make commitments to purchase when-issued securities in excess of 5% of its net assets. International Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     Each Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES "AGAINST THE BOX"

     Each Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, a Portfolio does not
deliver from its portfolio the securities sold.   Instead, the
Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. The Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with the Portfolio's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss and if the price declines during this period, the Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Portfolio is able to enter into short sales. There is no limitation on the amount of each Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Balanced Portfolio may invest up to 20% of its total assets in short sales against the box; no other Portfolio will invest more than 5% of its total assets in short sales against the box.

RULE 144A SECURITIES

     Each Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Portfolio expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser. (See restriction (n) under Investment Restrictions.)

LINE OF CREDIT

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, each Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

PORTFOLIO TURNOVER

     Although the Portfolios do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, Special Portfolio may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Portfolios' flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Portfolio, if it should occur, would result in increased transaction expenses, which must be borne by that Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in each Fund's Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

OPTIONS ON SECURITIES AND INDEXES

     Each Portfolio may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. Each Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Portfolio desires.

     A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired.
As the writer of a covered call option on a security, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each Portfolio may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Portfolios may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices,
----------------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
---------------
anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce or increase that Portfolio's exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Each Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Portfolio's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Portfolio does not represent a borrowing or loan by the Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

     Each Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio engaging in the transaction realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio engaging in the transaction realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Portfolio's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Portfolio's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, each Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

     A Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of the Portfolio's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Portfolio.

     A Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in
Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].
-------------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
--------------

     As long as a Fund continues to sell its shares in certain states, the options and futures transactions of its corresponding
Portfolio will also be subject to certain non-fundamental investment restrictions set forth under Investment Restrictions in this Statement of Additional Information.

TAXATION OF OPTIONS AND FUTURES

     If a Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Portfolio writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal
Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either
-----------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
-----------
by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Portfolio were to enter into a short index future, short index futures option or short index option position and the Portfolio's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Portfolio's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the other investments, and shareholders are advised of the nature of the payments.

                    INVESTMENT RESTRICTIONS

     The Funds and the Portfolios operate under the following investment restrictions. No Fund or Portfolio may:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately-placed debt securities;

     (6) borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (other than bracketed portions thereof and, in the case of Advisor Special Fund and Special Portfolio, other than restrictions 1 and 2) are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. The Funds and the Portfolios (and, in the case of Advisor Special Fund and Special Portfolio, together with restrictions 1 and 2 above) are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. No Fund or Portfolio may:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, trustees, or directors of the Trust or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     (e) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock
Exchange or [Advisor International Fund and International
Portfolio only] a recognized foreign exchange;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (h) [all Funds and Portfolios except Advisor International Fund and International Portfolio] invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     (i) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (j) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (k) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities the it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (l) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (m) [all Funds and Portfolios except Advisor International Fund and International Portfolio] invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; [Advisor International Fund and International Portfolio only] invest more than 10% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (n) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers; or

     (o) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

     Notwithstanding the foregoing investment restrictions, International Portfolio may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in International Portfolio's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in International Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, International Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of International Portfolio's portfolio securities with the result that International Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

              ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.

                    PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in each Prospectus under the headings How to Purchase Shares, How to Redeem Shares, and Net Asset Value, and that information is incorporated herein by reference. It is the responsibility of any investment dealers, banks, or other institutions, including retirement plans, through whom you purchase or redeem shares to establish procedures insuring the prompt transmission to Advisor Trust of any such purchase order.

     The net asset value of each Fund and each Portfolio is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     Advisor Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of Advisor Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, Advisor Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Advisor Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     Advisor Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

                           MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of Advisor Trust:

                            POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
NAME                 AGE    WITH THE TRUST                DURING PAST FIVE YEARS

Gary A. Anetsberger  41  Senior Vice-President     Chief Financial Officer of the Mutual Funds
 (4)                                               division of Stein Roe & Farnham Incorporated (the
                                                   "Adviser"); senior vice president of the Adviser
                                                   since April, 1996; vice president of the Adviser
                                                   prior thereto

Timothy K. Armour    48  President; Trustee        President of the Mutual Funds division of the
  (1)(2)(4)                                        Adviser and director of the Adviser since June,
                                                   1992; senior vice president and director of
                                                   marketing of Citibank Illinois prior thereto

Jilaine Hummel Bauer 41  Executive Vice-President; General counsel and secretary of the Adviser since
  (4)                    Secretary                 November 1995; senior vice president of the Adviser
                                                   since April, 1992; vice president of the Adviser
                                                   prior thereto

Bruno Bertocci       42  Vice-President            Vice president of Colonial Management Associates,
                                                   Inc. since January, 1996; senior vice president of
                                                   the Adviser since May, 1995; global equity portfolio
                                                   manager with Rockefeller & Co. prior thereto

Kenneth L. Block     76  Trustee                   Chairman emeritus of A. T. Kearney, Inc.
 (3)(4)                                            (international management consultants)

William W. Boyd (2)  70  Trustee                   Chairman and director of Sterling Plumbing Group,
  (3)                                              Inc. (manufacturer of plumbing products) since
                                                   1992; chairman, president, and chief executive
                                                   officer of Sterling Plumbing Group, Inc. prior
                                                   thereto

David P. Brady       32  Vice-President            Vice president of the Adviser since November, 1995;
                                                   portfolio manager for the Adviser since 1993;
                                                   equity investment analyst, State Farm Mutual
                                                   Automobile Insurance Company prior thereto

Thomas W. Butch      40  Vice-President            Senior vice president of the Adviser since
                                                   September, 1994; first vice president, corporate
                                                   communications, of Mellon Bank Corporation prior
                                                   thereto

Daniel K. Cantor     37  Vice-President            Senior vice president of the Adviser

Lindsay Cook (1)(4)  44  Trustee                   Senior vice president of Liberty Financial
                                                   Companies, Inc. (the indirect parent of the
                                                   Adviser)

Philip J. Crosley    50  Vice-President            Senior Vice President of the Adviser since
                                                   February, 1996; Vice President, Institutional
                                                   Sales-Advisor Sales, Invesco Funds Group prior
                                                   thereto

E. Bruce Dunn        62  Vice-President            Senior vice president of the Adviser

Erik P. Gustafson    33  Vice-President            Senior portfolio manager of the Adviser; senior
                                                   vice president of the Adviser since April, 1996;
                                                   vice president of the Adviser from May, 1994 to
                                                   April, 1996; associate of the Adviser from April,
                                                   1992 to May, 1994; associate attorney with Fowler
                                                   White Burnett Hurley Banick & Strickroot prior
                                                   thereto

Douglas A. Hacker    41  Trustee                   Senior vice president and chief financial officer,
  (3)(4)                                           United Airlines, since July, 1994; senior vice
                                                   president - Finance, United Airlines, February, 1993
                                                   to July, 1994; vice president, American Airlines
                                                   prior thereto

David P. Harris      32  Vice-President            Vice president of Colonial Management Associates,
                                                   Inc. since January, 1996;  vice president of the
                                                   Adviser since May, 1995; global equity portfolio
                                                   manager with Rockefeller & Co. prior thereto

Harvey B. Hirschhorn 47  Vice-President            Executive vice president, chief economist, and
                                                   investment strategist of the Adviser; director of
                                                   research of the Adviser, 1991 to 1995

Janet Langford Kelly 39  Trustee                   Senior Vice President, Secretary and General
   (3)(4)                                          Counsel, Sara Lee Corporation (branded, packaged,
                                                   consumer-products manufacturer), since 1995;
                                                   partner, Sidley & Austin (law firm), 1991 through
                                                   1994

Eric S. Maddix       33  Vice-President            Vice president of the Adviser since November, 1995;
                                                   portfolio manager or research assistant for the
                                                   Adviser since 1987

Lynn C. Maddox       56  Vice-President            Senior vice president of the Adviser

Anne E. Marcel       39  Vice-President            Vice president of the Adviser since April, 1996;
                                                   manager, Mutual Fund Sales & Services of the
                                                   Adviser since October, 1994; supervisor of the
                                                   Counselor Department of the Adviser from October,
                                                   1992 to October, 1994; vice president of Selected
                                                   Financial Services prior thereto

Francis W. Morley    76  Trustee                   Chairman of Employer Plan Administrators and
 (3)(4)                                            Consultants Co. (designer, administrator, and
                                                   communicator of employee benefit plans)

Charles R. Nelson    54  Trustee                   Van Voorhis Professor of Political Economy,
  (3)(4)                                           Department of Economics of the University of
                                                   Washington

Nicolette D. Parrish 47  Vice-President;           Senior compliance administrator and assistant
  (4)                    Assistant Secretary       secretary of the Adviser since November, 1995;
                                                   senior legal assistant for the Adviser prior
                                                   thereto

Richard B. Peterson  56  Vice-President            Senior vice president of the Adviser since June,
                                                   1991; officer of State Farm Investment Management
                                                   Corporation prior thereto

Cynthia A. Prah  (4) 34  Vice-President            Manager of Shareholder Transaction Processing for
                                                   the Adviser

Sharon R. Robertson  35  Controller                Accounting manager for the Adviser's Mutual Funds
  (4)                                              division

Janet B. Rysz (4)    41  Assistant Secretary       Senior compliance administrator and assistant
                                                   secretary of the Adviser

Gloria J. Santella   39  Vice-President            Senior vice president of the Adviser since
                                                   November, 1995; vice president of the Adviser from
                                                   January, 1992 to November, 1995; associate of the
                                                   Adviser prior thereto

Thomas P. Sorbo      36  Vice-President            Senior vice president of the Adviser since January,
                                                   1994; vice president of the Adviser from September,
                                                   1992 to December, 1993; associate of Travelers
                                                   Insurance Company prior thereto

Thomas C. Theobald   59  Trustee                   Managing partner, William Blair Capital Partners
   (3)(4)                                          (private equity fund) since 1994; chief executive
                                                   officer and chairman of the Board of Directors of
                                                   Continental Bank Corporation, 1987-1994

Heidi J. Walter (4)  29  Vice-President            Legal counsel for the Adviser since March, 1995;
                                                   associate with Beeler Schad & Diamond, P.C., prior
                                                   thereto

Hans P. Ziegler (4)  55  Executive Vice-President  Chief executive officer of the Adviser since May,
                                                   1994; president of the Investment Counsel division
                                                   of the Adviser from July, 1993 to June, 1994;
                                                   president and chief executive officer, Pitcairn
                                                   Financial Management Group prior thereto

Margaret O. Zwick(4) 30  Treasurer                 Compliance manager for the Adviser's Mutual Funds
                                                   division since August 1995; compliance accountant,
                                                   January 1995 to July 1995; section manager, January
                                                   1994 to January 1995; supervisor, February 1990 to
                                                   December 1993

_________________________
(1) Trustee who is an "interested person" of Advisor Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with the Base Trust.

     Certain of the trustees and officers of Advisor Trust and Base Trust are trustees or officers of other investment companies managed by the Adviser. Mr. Armour, Ms. Bauer, and Mr. Cook are vice presidents of the Fund's distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; that of Messrs. Bertocci, Cantor, and Harris is 1330 Avenue of the

Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with the Adviser serve without any compensation from Advisor Trust. In compensation for their services to Advisor Trust, trustees who are not "interested persons" of Advisor Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the series of Advisor Trust) plus an attendance fee from each series for each meeting of the Board or standing committee thereof attended at which business for that series is conducted. The attendance fees (other than for a Nominating Committee meeting) are based on each series' net assets as of the preceding December 31. For a series with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For Advisor High Yield Fund and any other series of Advisor Trust participating in the master fund/feeder fund structure, the trustees' attendance fee is paid solely by the master portfolio. Each non-interested trustee also receives $500 from Advisor Trust for attending each meeting of the Nominating Committee. Advisor Trust has no retirement or pension plan. The following table sets forth compensation paid to the trustees by the Stein Roe Fund complex during the year ended September 30, 1996:

                      Total Compensation from
 Name of Trustee     the Stein Roe Fund Complex*
------------------   --------------------------
Timothy K. Armour               -0-
Lindsay Cook                    -0-
Douglas A. Hacker           $11,650
Thomas C. Theobald           11,650
Kenneth L. Block             81,817
William W. Boyd              88,317
Francis W. Morley            82,017
Charles R. Nelson            88,317
Gordon R. Worley             82,217
_______________
 * During this period, the Stein Roe Fund Complex consisted of the six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, eight series of Stein Roe Investment Trust, and one series of Base Trust. Messrs. Hacker and Theobald were elected trustees on June 18, 1996; Mr. Worley retired as a trustee on December 31, 1996; and Ms. Kelly became a trustee on January 1, 1997.

                    PRINCIPAL SHAREHOLDERS

     As of the date of this Statement of Additional Information, each Fund had only one shareholder, _____, which held ___ shares of each Fund.

                 INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides administrative services to each Fund and each Portfolio and portfolio management services to each Portfolio. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies,

Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1996, the Adviser managed over $24.7 billion in assets: over $7.4 billion in equities and over $17.3 billion in fixed-income securities (including $1.2 billion in municipal securities). The $24.7 billion in managed assets included over $7 billion held by open-end mutual funds managed by the Adviser (approximately 16% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 189,000 shareholders. The $7 billion in mutual fund assets included over $660 million in over 38,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1996, the Adviser employed approximately 16 research analysts and 32 account managers. The average investment-related experience of these individuals was 20 years.

     Please refer to the description of the Adviser, the management and administrative agreements, fees, expense limitations, and transfer agency services under Management and Fee Table in each Prospectus, which is incorporated herein by reference.

     The Adviser provides office space and executive and other personnel to the Funds, and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     Each Fund's administrative agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, the Adviser is not required to reimburse a Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of a Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for a Fund, as described under Fee Table in its Prospectus. Any such reimbursement will enhance the yield of such Fund.

     Each Portfolio's management agreement provides that neither the Adviser, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to Advisor Trust or any shareholder of Advisor Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Advisor Trust that are not solely attributable to a particular Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with Advisor Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for each Fund. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million.

                        DISTRIBUTOR

     Shares of each Fund are distributed by Liberty Securities Corporation ("LSC") under a Distribution Agreement as described under Management in each Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually
(i) by a majority of the trustees or by a majority of the outstanding voting securities of Advisor Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Advisor Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, LSC offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. LSC offers the Funds' shares only on a best-efforts basis.

     The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for the promotion and distribution of shares of the Funds including its expenses related to the sale and promotion of Fund shares, the Distributor receives from each Fund a fee at an annual rate of 0.25% of its average daily net assets. The Distributor generally pays this amount to institutions that distribute Fund shares and provide services to each Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by a Fund during any year may be more or less than the cost of distribution or other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

                        TRANSFER AGENT

     SSI performs certain transfer agency services for Advisor Trust, as described under Management in each Prospectus. For performing these services, SSI receives from each Fund a fee based on an annual rate of 0.05% of the Fund's average net assets. Advisor Trust believes the charges by SSI to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory Services.)

                         CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Trust and Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees of each Trust reviews, at least annually, whether it is in the best interest of each Portfolio, each Fund, and its shareholders to maintain assets in each of the countries in which it invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Portfolios may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for each Fund and each Portfolio are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by a Trust.

                    PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of each Portfolio's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, a Portfolio may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a

Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Portfolios, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Portfolios), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of a Portfolio is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Portfolios.

     With respect to a Portfolio's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Portfolio.

     Advisor Trust and Base Trust have arranged for the custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

             ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund and each Portfolio intend to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Each Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% its total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Portfolio may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.

     Passive Foreign Investment Companies. International Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of International Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long International

Portfolio holds its investment. In addition, International Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, International Portfolio intends to treat PFICs as sold on the last day of International Portfolio's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which International Portfolio will be required to distribute even though it has not sold the security and received cash to pay such distributions.

                     INVESTMENT PERFORMANCE

     A Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     The Funds commenced operations on _____, 1997 and, as of the date of this Statement of Additional Information, have no past performance. However, seven mutual funds that are series of Stein Roe Investment Trust, each of which has a name similar to a Fund, the same investment objective, and substantially the same investment policies as that Fund (each a "Corresponding Fund"), also invest in the seven Portfolios described herein. The following information shows the total return for each Corresponding Fund. The Corresponding Funds have a different fee structure than the Funds (and do not pay 12b-1 fees). Had these fees been reflected, the total returns shown below would have been lower. The average annual returns for the Corresponding Funds as of September 30, 1996 were as follows:

                              TOTAL RETURN    AVERAGE ANNUAL
                               PERCENTAGE      TOTAL RETURN
                              ------------    --------------
Stein Roe Growth & Income Fund
   1 year                        22.67%           22.67%
   5 years                      107.90            15.76
   Life of Fund*                189.30            11.80

Stein Roe Balanced Fund
   1 year                        14.83            14.83
   5 years                       67.99            10.93
   10 years                     173.47            10.58

Stein Roe Growth Stock Fund
   1 year                        21.04            21.04
   5 years                       58.40            13.75
   10 years                     274.49            14.12

Stein Roe Young Investor Fund
   1 year                        35.55            35.55
   Life of Fund*                 95.13            31.82

Stein Roe Special Fund
   1 year                        17.89            17.89
   5 years                       91.27            13.85
   10 years                     323.62            15.53

Stein Roe Special Venture Fund
   1 year                        31.81            31.81
   Life of Fund*                 67.35            30.22

Stein Roe International Fund
   1 year                         8.23             8.23
   Life of Fund*                 13.37             4.98
______________________________________
*Life of Fund is from its date of public offering: 3/23/87 for Stein Roe Growth & Income Fund, 10/17/94 for Stein Roe Special
Venture Fund, 4/29/94 for Stein Roe Young Investor Fund, and
3/1/94 for Stein Roe International Fund.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Associated Press
Barron's
Bloomberg
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Decoder
Gourmet
Individual Investor
Investment Adviser
Investment Dealers' Digest
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     Each Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average        New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index   American Stock Exchange Composite Index
Standard & Poor's 400 Industrials   NASDAQ Composite
Wilshire 5000                       NASDAQ Industrials
(These indexes are widely           (These indexes generally reflect
 recognized indicators of           the performance of stocks
 general U.S. stock market          traded in the indicated
 results.)                          markets.)

     In addition, the Funds may compare performance as indicated below:

BENCHMARK                                    FUND(S)
-------------------------------------        ----------------------------
Lipper Balanced Fund Average                 Advisor Balanced Fund
Lipper Balanced Fund Index                   Advisor Balanced Fund
Lipper Equity Fund Average                   All Funds
Lipper General Equity Fund Average           All Funds
Lipper Growth & Income Fund Average          Advisor Growth & Income Fund

Lipper Growth & Income Fund Index            Advisor Growth & Income Fund
Lipper Growth Fund Average                   Advisor Growth Stock Fund, Advisor
                                             Young Investor Fund, Advisor
                                             Special Fund
Lipper Growth Fund Index                     Advisor Growth Stock Fund, Advisor
                                             Young Investor Fund, Advisor
                                             Special Fund
Lipper International & Global Funds Average  Advisor International Fund
Lipper International Fund Index              Advisor International Fund
Lipper Small Company Growth Fund Average     Advisor Special Venture Fund
Lipper Small Company Growth Fund Index       Advisor Special Venture Fund
Morningstar All Equity Funds Average         Advisor Young Investor Fund,
                                             Advisor International Fund
Morningstar Advisor Balanced Fund Average    Advisor Balanced Fund
Morningstar Domestic Stock Average           All Funds except Advisor
                                             International Fund
Morningstar Equity Fund Average              Advisor Young Investor Fund,
                                             Advisor International Fund
Morningstar General Equity Average*          Advisor Young Investor Fund,
                                             Advisor International Fund
Morningstar Growth & Income Fund Average     Advisor Growth & Income Fund
Morningstar Growth Fund Average              Advisor Growth Stock Fund, Young
                                             Investor Fund, Advisor Special
                                             Fund
Morningstar Hybrid Fund Average              Advisor Balanced Fund, Advisor
                                             Young Investor Fund, Advisor
                                             International Fund
Morningstar International Stock Average      Advisor International Fund
Morningstar Small Company Growth Fund
   Average                                   Advisor Special Venture Fund
Morningstar Total Fund Average               All Funds
Morningstar U.S. Diversified Average         Advisor Young Investor Fund,
                                             Advisor International Fund
Value Line Index                             Advisor Special Fund, Advisor
   Widely recognized indicator of            Special Venture Fund
   the performance of small- and medium-
   sized company stocks)

     The Lipper averages are unweighted averages of total return performance as classified, calculated, and published by Lipper. Lipper Growth Fund index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     A Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                    ________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

             Common stocks
             Small company stocks
             Long-term corporate bonds
             Long-term government bonds
             Intermediate-term government bonds
             U.S. Treasury bills
             Consumer Price Index
                    _____________________

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

              TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE   6%         8%        10%        6%          8%         10%
Compounding
Years             Tax-Deferred Investment            Taxable Investment
30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
25             90,053    115,177    150,484     82,067     97,780     117,014
20             62,943     75,543     91,947     59,362     68,109     78,351
15             41,684     47,304     54,099     40,358     44,675     49,514
10             24,797     26,820     29,098     24,453     26,165     28,006
5              11,178     11,613     12,072     11,141     11,546     11,965
1               2,072      2,096      2,121      2,072      2,096      2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

                      APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's Corporation
("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
                 _______________________

PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) 1. Financial statements included in Part A of this Registration Statement: None.

    2.  Financial statements included in Part B of this Registration
        Statement:
        (a)  Balance sheet as of ____, 1997*
        (b)  Report of independent auditors*

(b) Exhibits:

    1.  Agreement and Declaration of Trust.
    2.  By-Laws of Registrant.
    3.  None.
    4.  None.
    5.  None.
    6.  Underwriting agreement.*
    7.  None.
    8.  Custodian contract.*
    9.  (a) Transfer agency agreement.*
        (b) Administrative agreement.*
        (c) Accounting and bookkeeping agreement.*
   10.  (a) Opinion and consent of Ropes & Gray.*
        (b) Opinion and consent of Bell, Boyd & Lloyd.*
   11.  Consent of Ernst & Young LLP.*
   12.  None.
   13.  Form of subscription agreement.*
   14.  None.
   15.  None.
   16.  Inapplicable.
   17.  Inapplicable.
   18.  Inapplicable.
   19.  (Miscellaneous.)  Fund Application.*
_____________
* To be filed by amendment.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

The Registrant does not consider that it is directly or indirectly controlling, controlled by, or under common control with other persons within the meaning of this Item. See "Investment Advisory Services," "Management," and "Transfer Agent" in the Statement of Additional Information, each of which is incorporated herein by reference.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                         Number of Record Holders
   Title of Series                        as of December 4, 1996
   ---------------                       -----------------------
Stein Roe Advisor Growth & Income Fund                0
Stein Roe Advisor International Fund                  0
Stein Roe Advisor Young Investor Fund                 0
Stein Roe Advisor Special Venture Fund                0
Stein Roe Advisor Balanced Fund                       0
Stein Roe Advisor Growth Stock Fund                   0
Stein Roe Advisor Special Fund                        0

ITEM 27.  INDEMNIFICATION.

Article VIII of the Agreement and Declaration of Trust of Registrant (Exhibit 1), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including persons who serve or have served at Registrant's request as directors, officers, or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article VIII shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Unless otherwise permitted under the 1940 Act,

     (i) Article VIII does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

     (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable to the Registrant or its shareholders by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, indemnification is permitted under Article VIII if (a) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act ("disinterested trustees"), upon determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Registrant or its shareholders by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office or (b) there has been obtained a opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and

     (iii) Registrant will not advance expenses, including counsel fees(but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), incurred by a Covered Person unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance if it is ultimately determined that indemnification of such expenses is not authorized by Article
VII and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking, or (c) a majority of the disinterested trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article VIII does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article VIII as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article VIII also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of wilful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of wilful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser is a wholly-owned subsidiary of SteinRoe Services Inc. ("SSI"), which in turn is a wholly-owned subsidiary of Liberty Financial Companies, Inc., which is a majority owned subsidiary of LFC Holdings, Inc., which in turn is a subsidiary of Liberty Mutual
Equity Corporation, which in turn is a subsidiary of Liberty Mutual Insurance Company. The Adviser acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to Registrant, it also acts as investment adviser to other investment companies having different investment policies.

For a two-year business history of officers and directors of the Adviser, please refer to the Form ADV of Stein Roe & Farnham Incorporated and to the section of the statement of additional information (part B) entitled "Investment Advisory Services."

Certain directors and officers of the Adviser also serve and have during the past two years served in various capacities as officers, directors, or trustees of SSI and of the Registrant, Stein Roe Investment Trust, Stein Roe Municipal Trust, SR&F Base Trust, Stein Roe Income Trust, Stein Roe Institutional Trust, Stein Roe Trust, SteinRoe Variable Investment Trust and LFC Utilities Trust, investment companies managed by the Adviser. (The listed entities are located at One South Wacker Drive, Chicago, Illinois 60606, except for SteinRoe Variable Investment Trust, which is located at Federal Reserve Plaza, Boston, MA 02210 and LFC Utilities Trust, which is located at One Financial Center, Boston, MA 02111.)
A list of such capacities is given below.

                                                    POSITION FORMERLY
                                                    HELD WITHIN
                      CURRENT POSITION              PAST TWO YEARS
                      -------------------           --------------
STEINROE SERVICES INC.
Gary A. Anetsberger   Vice President
Timothy K. Armour     Vice President
Jilaine Hummel Bauer  Vice President; Secretary
Kenneth J. Kozanda    Vice President; Treasurer
Kenneth R. Leibler    Director
C. Allen Merritt, Jr. Director; Vice President
Hans P. Ziegler       Director, President,          Vice Chairman
                       Chairman

SR&F BASE TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive Vice-President;
                        Secretary                   Vice-President
Ann H. Benjamin                                     Vice-President
Michael T. Kennedy                                  Vice-President
Lynn C. Maddox                                      Vice-President
Jane M. Naeseth                                     Vice-President
Thomas P. Sorbo                                     Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE INCOME TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary      Vice-President
Ann H. Benjamin       Vice-President
Thomas W. Butch       Vice-President
Philip J. Crosley     Vice-President
Michael T. Kennedy    Vice-President
Steven P. Luetger     Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Jane M. Naeseth       Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE INVESTMENT TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary      Vice-President
Bruno Bertocci        Vice-President
David P. Brady        Vice-President
Thomas W. Butch       Vice-President
Daniel K. Cantor      Vice-President
Philip J. Crosley     Vice-President
E. Bruce Dunn         Vice-President
Erik P. Gustafson     Vice-President
David P. Harris       Vice-President
Harvey B. Hirschhorn  Vice-President
Alfred F. Kugel                                     Trustee
Eric S. Maddix        Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Richard B. Peterson   Vice-President
Gloria J. Santella    Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE MUNICIPAL TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary      Vice-President
Thomas W. Butch       Vice-President
Joanne T. Costopoulos Vice-President
Philip J. Crosley     Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
M. Jane McCart        Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE TRUST and STEIN ROE ADVISOR TRUST
Gary A. Anetsberger   Senior Vice-President
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary
Bruno Bertocci        Vice-President
David P. Brady        Vice-President
Thomas W. Butch       Vice-President
Daniel K. Cantor      Vice-President
Philip J. Crosley     Vice-President
E. Bruce Dunn         Vice-President
Erik P. Gustafson     Vice-President
David P. Harris       Vice-President
Harvey B. Hirschhorn  Vice-President
Eric S. Maddix        Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Richard B. Peterson   Vice-President
Gloria J. Santella    Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE INSTITUTIONAL TRUST
Gary A. Anetsberger   Senior Vice-President
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary
Ann H. Benjamin       Vice-President
Thomas W. Butch       Vice-President
Philip J. Crosley     Vice-President
Michael T. Kennedy    Vice-President
Steven P. Luetger     Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Jane M. Naeseth       Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEINROE VARIABLE INVESTMENT TRUST
Gary A. Anetsberger   Treasurer
Timothy K. Armour     Vice President
Jilaine Hummel Bauer  Vice President
Ann H. Benjamin       Vice President
E. Bruce Dunn         Vice President
Erik P. Gustafson     Vice President
Harvey B. Hirschhorn  Vice President
Michael T. Kennedy    Vice President
Jane M. Naeseth       Vice President
Richard B. Peterson   Vice President

LFC UTILITIES TRUST
Gary A. Anetsberger   Vice President
Ophelia L. Barsketis  Vice President

ITEM 29.  PRINCIPAL UNDERWRITERS.

Registrant's principal underwriter, Liberty Securities Corporation, is a wholly owned subsidiary of Liberty Investment Services, Inc., a wholly owned subsidiary of Liberty Financial Services, Inc. which, in turn, is a wholly owned subsidiary of Liberty Financial Companies, Inc. Liberty Financial Companies, Inc. is a public corporation whose majority shareholder is LFC Holdings, Inc., a wholly owned subsidiary of Liberty Mutual Equity Corporation. Liberty Mutual Equity Corporation is a wholly owned subsidiary of Liberty Mutual Insurance Company.

Liberty Securities Corporation is principal underwriter for the following investment companies:

Stein Roe Income Trust
Stein Roe Municipal Trust
Stein Roe Investment Trust
Stein Roe Insitutional Trust
Stein Roe Advisor Trust

Set forth below is information concerning the directors and officers of Liberty Securities Corporation:
                                                        Positions
                      Positions and Offices             and Offices
Name                    with Underwriter            with Registrant
------------------    --------------------          ---------------
Porter P. Morgan      Chairman of the Board; Director       None
Frank L. Tarantino    President; Chief Operating
                        Officer; Director                   None
Robert L. Spadafora   Executive Vice President -
                        Sales and Marketing                 None
John T. Treece, Jr.   Senior Vice President - Operations    None
John W. Reading       Senior Vice President and
                        Assistant Secretary                 None
Valerie A. Arendell   Senior Vice President - Sales         None
Gerald H. Stanney,    Vice President and Compliance
   Jr.                  Officer (Boston)                    None
Jilaine Hummel Bauer  Vice President and Compliance     Exec. V-P &
                        Officer (Chicago)                Secretary
Timothy K. Armour     Vice President                     President,
                                                         Trustee
Lindsay Cook          Vice President                     Trustee
Ralph E. Nixon        Vice President                        None
Glenn E. Williams     Assistant Vice President              None
Philip J. Iudice      Treasurer                             None
John A. Benning       Secretary                             None
John A. Davenport     Assistant Secretary                   None
C. Allen Merritt, Jr. Assistant Treasurer; Assistant
                        Secretary; Director                 None

The principal business address of Mr. Armour and Ms. Bauer is One
South Wacker Drive, Chicago, IL 60606; that of Mr. Williams is Two Righter Parkway, Wilmington, DE 19803; and that of the other officers is 600 Atlantic Avenue, Boston, MA 02210-2214.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Jilaine Hummel Bauer
          Executive Vice-President and Secretary
          One South Wacker Drive, Suite 3500
          Chicago, Illinois  60606

ITEM 31.  MANAGEMENT SERVICES.

None.

ITEM 32.  UNDERTAKINGS.

Registrant hereby undertakes to file a post-effective amendment using financial statements, which need not be certified, within four to six months from the effective date of this Registration
Statement.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 4th day of December, 1996.

                                   STEIN ROE ADVISOR TRUST

                                   By   TIMOTHY K. ARMOUR
                                        Timothy K. Armour
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature*                     Title                     Date
------------------------    ---------------------   --------------

TIMOTHY K. ARMOUR            President and Trustee  December 4, 1996
Timothy K. Armour
Principal Executive Officer

GARY A. ANETSBERGER          Senior Vice-President  December 4, 1996
Gary A. Anetsberger
Principal Financial Officer

SHARON R. ROBERTSON          Controller             December 4, 1996
Sharon R. Robertson
Principal Accounting Officer

KENNETH L. BLOCK             Trustee                December 4, 1996
Kenneth L. Block

WILLIAM W. BOYD              Trustee                December 4, 1996
William W. Boyd

LINDSAY COOK                 Trustee                December 4, 1996
Lindsay Cook

DOUGLAS A. HACKER            Trustee                December 4, 1996
Douglas A. Hacker

FRANCIS W. MORLEY            Trustee                December 4, 1996
Francis W. Morley

CHARLES R. NELSON            Trustee                December 4, 1996
Charles R. Nelson

THOMAS C. THEOBALD           Trustee                December 4, 1996
Thomas C. Theobald

GORDON R. WORLEY             Trustee                December 4, 1996
Gordon R. Worley

*This Registration Statement has also been signed by the above persons in their capacities as trustees and officers of SR&F Base Trust

                       STEIN ROE ADVISOR TRUST
         INDEX TO EXHIBITS FILED WITH THIS REGISTRATION STATEMENT

Exhibit
Number   Description
-------  -------------

1        Agreement and Declaration of Trust
2        By-Laws of Registrant